UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Natalie Wagner, Esq.

Natixis Distribution, LLC

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Bond Fund

Loomis Sayles Investment Grade Fixed Income Fund

Annual Report

December 31, 2021

TABLE OF CONTENTS

Portfolio Review	1

Portfolio of Investments	9

Financial Statements	40

Notes to Financial Statements	49

LOOMIS SAYLES BOND FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Institutional Class	LSBDX

Brian P. Kennedy	Retail Class	LSBRX

Elaine M. Stokes	Admin Class	LBFAX

	Class N	LSBNX

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

Bonds produced muted returns in 2021, with the most interest rate-sensitive investments generally experiencing the weakest performance. The strong recovery in economic growth, which occurred as the rollout of multiple vaccines for Covid-19 allowed for a gradual restoration of normal business conditions, was an important headwind for the market. Despite the improving economy, the US Federal Reserve (Fed) remained committed to an ultra-accommodative monetary policy for much of the year. The Fed retained this stance through the third calendar quarter even as inflation started to accelerate, stating that the price pressures were likely to be “transitory.” However, a continued increase in inflation in the autumn prompted the Fed to shift toward a tighter policy in November. In addition to reducing the extent of the stimulative bond-buying program known as quantitative easing (a process referred to as “tapering”), the Fed began to signal the likelihood of interest rate increases in 2022. Together, these developments depressed returns across the bond market.

US Treasuries posted negative returns in 2021. The first part of the year brought rising yields (and falling prices) for longer-term Treasuries, which tend to be highly sensitive to the outlook for economic growth. Later in the year, short-term bonds – which are heavily influenced by Fed policy – experienced a selloff of their own in response to the unfavorable shift in the interest rate outlook. The ten-year note, which entered the year with a yield of 0.93%, moved up to 1.74% at the end of the first quarter before closing 2021 at 1.52%. The yield on the two-year note, in contrast, only moved from 0.13% to 0.20% in the first eight months of the year, but the subsequent selloff caused its yield to surge to 0.73% by year-end. The Treasury yield curve flattened dramatically as a result of these shifts.

Investment grade corporate debt experienced a modest loss for the year. Although the category benefited from improving credit conditions and investors’ appetite for both risk and yield, it was adversely affected by the downturn in US Treasuries.

Investors’ heightened risk tolerance translated to strong returns for high yield corporates. The category tends to have lower interest rate sensitivity than investment grade bonds, which helped relative performance. High yield further benefited from the general improvement in corporations’ earnings and balance sheets, as well as the surge in oil prices. Leveraged loans, which typically offer yields that adjust upward with prevailing interest rates, also outperformed the broader market by a wide margin.

Securitized credit – including asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLO), and residential mortgage-backed securities (RMBS) – produced positive excess returns over US Treasuries. The category’s underlying fundamentals remained firm, with continued strength in both real estate prices and consumer credit. Agency mortgage-backed securities (MBS) produced negative excess returns versus US Treasuries as interest rate volatility increased.

Emerging market bonds lost ground in 2021. Although the category offers above-average yields, the benefit was outweighed by weak price performance. Slowing growth in China and Brazil, together with a persistent uptrend in the US dollar, were key factors weighing on the asset class.

Portfolio Results

For the 12 months ended December 31, 2021, Institutional Class shares of the Loomis Sayles Bond Fund returned 3.23% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Government/Credit Bond Index, which returned -1.75%.

Explanation of Fund Performance

Security selection was the primary source of outperformance for the Fund. Within corporate credit, high yield was a notable contributor to relative return, aided by consumer non-cyclical and energy holdings. An allocation to equity securities, particularly within the energy, utility, and consumer non-cyclical sectors, was positive as stock markets posted strong gains for the period. Select finance companies and insurance names within investment grade corporate credit were also beneficial. Finally, performance was helped by the Fund’s exposure to asset-backed securities within securitized credit as this sector fared better than many other broad fixed income markets.

Duration positioning in US Treasuries was the main detractor of performance. The Fund began the first quarter of 2021 with notably longer duration relative to the benchmark within US Treasuries. This longer duration stance was decreased in subsequent months using Treasury futures as part of a larger effort to decrease the Fund’s overall duration positioning. Given the interest rate movements earlier in the year, these derivative positions detracted from returns.

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LOOMIS SAYLES BOND FUND

Outlook

In our view, the macroeconomic outlook remains positive, as a healthy consumer, strong corporate fundamentals and relatively easy financial conditions have continued to be a tailwind to economic activity. Although confirmed Covid-19 cases spiked at the end of 2021, driven largely by the Omicron variant, we do not expect a material disruption in the demand for goods and services going forward. We believe US growth will remain above its long-term trend and unemployment will likely fall as wage growth draws participants back into the workforce. This macroeconomic backdrop appears positive for risk assets; however, elevated inflation readings have increased the risk of a central bank policy mistake. Any tightening of policy to fight inflation will need to balance the impact to growth, which has lingering uncertainties related to Covid-19, slowing Chinese growth (and deleveraging within its property sector), and ongoing global supply chain disruptions. While we do not expect the tightening cycle to put growth at risk, we do believe market volatility could potentially increase provided the market reprices evolving central bank policies globally.

Under our base case of economic expansion, we believe inflation will remain elevated and above the Fed’s target throughout 2022. The Fed’s hawkish pivot to concern over inflation could drive a faster tapering of asset purchases, which should conclude in March, before the anticipated liftoff in the benchmark fed funds rate in the second quarter. The pace and magnitude of rate hikes will largely be dependent on whether inflation eases throughout the year provided that supply chain disruptions subside. We anticipate that interest rates will likely move higher and remain defensive on interest rate risk, positioned shorter than broad market benchmarks from a duration perspective to help minimize any negative performance impact from rising rates.

We believe we are currently in the expansion phase of the credit cycle1 with credit fundamentals, technical factors and default expectations continuing to appear attractive. We remain “pro risk” on credit exposure for higher carry potential and believe that individual issuer selection will be key in seeking to deliver attractive performance in 2022. Strong corporate profits, debt repayment and continued strong investor appetite for yield could help to provide a tailwind to credit markets. From a sector perspective, we are targeting those that have strong carry potential, less interest rate sensitivity and positive convexity (i.e., a favorable risk/reward profile in a changing rate environment). As such, we currently favor high yield corporates and convertible securities, as well as securitized debt, which can provide diversification away from pure corporate risk, attractive yield potential and shorter duration profiles.

During the fourth quarter, credit markets were generally resilient to a significant hawkish pivot in Fed policy as well as concerns over Chinese growth, which could indicate that there is a strong demand for yield. We believe this dynamic will likely hold going forward given our outlook that downgrades, defaults and losses will trend meaningfully below long-term averages. Given our macroeconomic expectations and credit cycle outlook, in our view, embracing credit risk over interest rate risk is a reasonable approach for 2022. We recognize, however, that valuations have been elevated, credit spreads have been through their long-term averages and market volatility will likely increase as Fed policy evolves. As a result, we have built flexibility into our portfolios in seeking to take advantage of opportunities that may arise as a result of short-term disruptions.

During periods in which the US dollar appreciates relative to foreign currencies, Funds that hold non-US-dollar-denominated bonds, foreign currency, or foreign currency-based derivative securities (“Foreign Currency Exposures”) may realize currency losses in connection with the maturity or sale of certain Foreign Currency Exposures. These losses impact a Fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the Fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a Fund has available to distribute, even though non-US-dollar-denominated bonds continue to generate coupon income.

Fund officers have analyzed the Fund’s current portfolio of investments, realized currency gains and losses, schedule of maturities, and the corresponding amounts of unrealized currency losses that may become realized during the current fiscal year. This analysis is performed regularly to determine how realized currency losses have and will impact periodic ordinary income distributions for the Fund. Based on the most recent quarterly analysis (as of December 31, 2021), realized currency losses will continue to have an impact on the distributions in the 2022 fiscal year. This analysis is based on certain assumptions including, but not limited to, the amount of Foreign Currency Exposures held by the Fund, the level of foreign currency exchange rates, security prices, interest rates, the Fund advisers’ ability to manage realized currency losses, and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future Fund distributions. Fund officers will continue to monitor these amounts on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

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LOOMIS SAYLES BOND FUND

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

December 31, 2011 through December 31, 20212

Average Annual Total Returns — December 31, 20212

				Life of	Expense Ratios[3]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Institutional Class	3.23%	4.19%	4.72%	—	0.67%	0.67%

Retail Class	2.98	3.94	4.46	—	0.92	0.92

Admin Class	2.74	3.67	4.19	—	1.17	1.17

Class N (Inception 2/1/13)	3.22	4.25	—	3.52	0.60	0.60

Comparative Performance
Bloomberg U.S. Government/Credit Bond Index[1]	-1.75	3.99	3.13	3.08

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Bond Index includes investment grade, U.S. dollar-denominated, fixed rate Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporate securities. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the U.S. Aggregate Index.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Institutional Class	LSIGX

Brian P. Kennedy

Elaine M. Stokes

Investment Objective

The Fund’s investment objective is above-average total investment return through a combination of current income and capital appreciation.

Market Conditions

Bonds produced muted returns in 2021, with the most interest rate-sensitive investments generally experiencing the weakest performance. The strong recovery in economic growth, which occurred as the rollout of multiple vaccines for Covid-19 allowed for a gradual restoration of normal business conditions, was an important headwind for the market. Despite the improving economy, the US Federal Reserve (Fed) remained committed to an ultra-accommodative monetary policy for much of the year. The Fed retained this stance through the third calendar quarter even as inflation started to accelerate, stating that the price pressures were likely to be “transitory.” However, a continued increase in inflation in the autumn prompted the Fed to shift toward a tighter policy in November. In addition to reducing the extent of the stimulative bond-buying program known as quantitative easing (a process referred to as “tapering”), the Fed began to signal the likelihood of interest rate increases in 2022. Together, these developments depressed returns across the bond market.

US Treasuries posted negative returns in 2021. The first part of the year brought rising yields (and falling prices) for longer-term Treasuries, which tend to be highly sensitive to the outlook for economic growth. Later in the year, short-term bonds – which are heavily influenced by Fed policy – experienced a selloff of their own in response to the unfavorable shift in the interest rate outlook. The ten-year note, which entered the year with a yield of 0.93%, moved up to 1.74% at the end of the first quarter before closing 2021 at 1.52%. The yield on the two-year note, in contrast, only moved from 0.13% to 0.20% in the first eight months of the year, but the subsequent selloff caused its yield to surge to 0.73% by year-end. The Treasury yield curve flattened dramatically as a result of these shifts.

Investment grade corporate debt experienced a modest loss for the year. Although the category benefited from improving credit conditions and investors’ appetite for both risk and yield, it was adversely affected by the downturn in US Treasuries.

Investors’ heightened risk tolerance translated to strong returns for high yield corporates. The category tends to have lower interest rate sensitivity than investment grade bonds, which helped relative performance. High yield further benefited from the general improvement in corporations’ earnings and balance sheets, as well as the surge in oil prices. Leveraged loans, which typically offer yields that adjust upward with prevailing interest rates, also outperformed the broader market by a wide margin.

Securitized credit – including asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLO), and residential mortgage-backed securities (RMBS) – produced positive excess returns over US Treasuries. The category’s underlying fundamentals remained firm, with continued strength in both real estate prices and consumer credit. Agency mortgage-backed securities (MBS) produced negative excess returns versus US Treasuries as interest rate volatility increased.

Emerging market bonds lost ground in 2021. Although the category offers above-average yields, the benefit was outweighed by weak price performance. Slowing growth in China and Brazil, together with a persistent uptrend in the US dollar, were key factors weighing on the asset class.

Portfolio Results

For the 12 months ended December 31, 2021, Institutional Class shares of the Loomis Sayles Investment Grade Fixed Income Fund returned 0.80% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Government/Credit Bond Index, which returned -1.75%.

Explanation of Fund Performance

Security selection was the primary source of outperformance for the Fund. Both investment grade and high yield corporate credit were positive contributors to performance for the period. Communications and consumer cyclical holdings aided relative return within investment grade. For high yield credit, transportation, consumer non-cyclical, and energy names were beneficial. An allocation to equity securities, particularly within the technology sector, was positive as stock markets posted strong gains for the period. Finally, performance was helped by the Fund’s exposure to asset-backed securities within securitized credit as this sector fared better than many other broad fixed income markets.

Duration positioning in US Treasuries was the main detractor of performance. The Fund began the first quarter of 2021 with longer duration relative to the benchmark within US Treasuries. This longer duration stance was decreased in subsequent months using Treasury futures as part of a larger effort to decrease the Fund’s overall duration positioning.

|  4

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Outlook

In our view, the macroeconomic outlook remains positive, as a healthy consumer, strong corporate fundamentals and relatively easy financial conditions have continued to be a tailwind to economic activity. Although confirmed Covid-19 cases spiked at the end of 2021, driven largely by the Omicron variant, we do not expect a material disruption in the demand for goods and services going forward. We believe US growth will remain above its long-term trend and unemployment will likely fall as wage growth draws participants back into the workforce. This macroeconomic backdrop appears positive for risk assets; however, elevated inflation readings have increased the risk of a central bank policy mistake. Any tightening of policy to fight inflation will need to balance the impact to growth, which has lingering uncertainties related to Covid-19, slowing Chinese growth (and deleveraging within its property sector), and ongoing global supply chain disruptions. While we do not expect the tightening cycle to put growth at risk, we do believe market volatility could potentially increase provided the market reprices evolving central bank policies globally.

Under our base case of economic expansion, we believe inflation will remain elevated and above the Fed’s target throughout 2022. The Fed’s hawkish pivot to concern over inflation could drive a faster tapering of asset purchases, which should conclude in March, before the anticipated liftoff in the benchmark fed funds rate in the second quarter. The pace and magnitude of rate hikes will largely be dependent on whether inflation eases throughout the year provided that supply chain disruptions subside. We anticipate that interest rates will likely move higher and remain defensive on interest rate risk, positioned shorter than broad market benchmarks from a duration perspective to help minimize any negative performance impact from rising rates.

We believe we are currently in the expansion phase of the credit cycle1 with credit fundamentals, technical factors and default expectations continuing to appear attractive. We remain “pro risk” on credit exposure for higher carry potential and believe that individual issuer selection will be key in seeking to deliver attractive performance in 2022. Strong corporate profits, debt repayment and continued strong investor appetite for yield could help to provide a tailwind to credit markets. From a sector perspective, we are targeting those that have strong carry potential, less interest rate sensitivity and positive convexity (i.e., a favorable risk/reward profile in a changing rate environment). As such, we currently favor high yield corporates and convertible securities, as well as securitized debt, which can provide diversification away from pure corporate risk, attractive yield potential and shorter duration profiles.

During the fourth quarter, credit markets were generally resilient to a significant hawkish pivot in Fed policy as well as concerns over Chinese growth, which could indicate that there is a strong demand for yield. We believe this dynamic will likely hold going forward given our outlook that downgrades, defaults and losses will trend meaningfully below long-term averages. Given our macroeconomic expectations and credit cycle outlook, in our view, embracing credit risk over interest rate risk is a reasonable approach for 2022. We recognize, however, that valuations have been elevated, credit spreads have been through their long-term averages and market volatility will likely increase as Fed policy evolves. As a result, we have built flexibility into our portfolios in seeking to take advantage of opportunities that may arise as a result of short-term disruptions.

During periods in which the US dollar appreciates relative to foreign currencies, Funds that hold non-US-dollar-denominated bonds, foreign currency, or foreign currency-based derivative securities (“Foreign Currency Exposures”) may realize currency losses in connection with the maturity or sale of certain Foreign Currency Exposures. These losses impact a Fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the Fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a Fund has available to distribute, even though non-US-dollar-denominated bonds continue to generate coupon income.

Fund officers have analyzed the Fund’s current portfolio of investments, realized currency gains and losses, schedule of maturities, and the corresponding amounts of unrealized currency losses that may become realized during the current fiscal year. This analysis is performed regularly to determine how realized currency losses have and will impact periodic ordinary income distributions for the Fund. Based on the most recent quarterly analysis (as of December 31, 2021), realized currency losses will continue to have an impact on the distributions in the 2022 fiscal year. This analysis is based on certain assumptions including, but not limited to, the amount of Foreign Currency Exposures held by the Fund, the level of foreign currency exchange rates, security prices, interest rates, the Fund advisers’ ability to manage realized currency losses, and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future Fund distributions. Fund officers will continue to monitor these amounts on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

5  |

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Hypothetical Growth of $3,000,000 Investment in Institutional Class Shares

December 31, 2011 through December 31, 20212

Average Annual Total Returns — December 31, 20212

				Expense Ratios[3]
	1 Year	5 Years	10 Years	Gross	Net

Institutional Class	0.80%	4.64%	4.32%	0.67%	0.55%

Comparative Performance
Bloomberg U.S. Government/Credit Bond Index[1]	-1.75	3.99	3.13

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Bond Index includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporate securities. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the Bloomberg U.S. Aggregate Index.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Fund’s proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles Funds at 800-633-3330; on the Fund’s website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and the SEC’s website.

Quarterly Portfolio Schedules

The Loomis Sayles Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at loomissayles.com. A hard copy may be requested from the Fund at no charge by calling 800-633-3330.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2021 through December 31, 2021. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Bond Fund

Institutional Class	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period* 7/1/2021 – 12/31/2021
Actual	$1,000.00	$1,004.50	$3.39
Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41

Retail Class
Actual	$1,000.00	$1,003.90	$4.65
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

Admin Class
Actual	$1,000.00	$1,001.90	$5.90
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96

Class N
Actual	$1,000.00	$1,004.80	$3.08
Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$3.11

* Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.67%, 0.92%, 1.17% and 0.61% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period * 7/1/2021 – 12/31/2021
Actual	$1,000.00	$1,007.00	$2.63
Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.65

* Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

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Portfolio of Investments – as of December 31, 2021

Loomis Sayles Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 84.1% of Net Assets

Non-Convertible Bonds – 77.1%

	ABS Car Loan – 3.0%
$12,980,000	American Credit Acceptance Receivables Trust, Series 2021-4, Class D, 1.820%, 2/14/2028, 144A	$12,790,129
2,205,000	Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class C, 4.150%, 9/20/2023, 144A	2,234,803
13,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class D, 3.040%, 3/20/2025, 144A	12,958,517
770,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class C, 4.530%, 3/20/2023, 144A	773,621
1,680,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class C, 4.240%, 9/22/2025, 144A	1,763,675
6,300,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class C, 3.150%, 3/20/2026, 144A	6,431,626
3,880,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.250%, 2/20/2027, 144A	4,123,995
1,745,000	Avis Budget Rental Car Funding AESOP LLC, Series 2021-1A, Class C, 2.130%, 8/20/2027, 144A	1,717,619
3,470,000	Avis Budget Rental Car Funding AESOP LLC, Series 2021-2A, Class C, 2.350%, 2/20/2028, 144A	3,442,046
7,288,000	Carvana Auto Receivables Trust, Series 2021-N3, Class C, 1.020%, 6/12/2028(a)	7,191,255
2,825,000	Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.720%, 9/11/2028	2,823,895
6,410,000	Carvana Auto Receivables Trust, Series 2021-N4, Class D, 2.300%, 9/11/2028	6,407,046
6,400,000	Carvana Auto Receivables Trust, Series 2021-P3, Class C, 1.930%, 10/12/2027(a)	6,296,453
3,032,000	Carvana Auto Receivables Trust, Series 2021-P4, Class C, 2.330%, 2/10/2028	3,031,327
4,020,000	Credit Acceptance Auto Loan Trust, Series 2021-3A, Class C, 1.630%, 9/16/2030, 144A	3,962,896
8,080,000	Credit Acceptance Auto Loan Trust, Series 2021-4, Class C, 1.940%, 2/18/2031, 144A(a)	8,008,983

	ABS Car Loan – continued
$21,420,000	Drive Auto Receivables Trust, Series 2021-2, Class D, 1.390%, 3/15/2029(a)	$21,000,031
3,680,000	DT Auto Owner Trust, Series 2020-3A, Class C, 1.470%, 6/15/2026, 144A	3,688,649
7,980,000	DT Auto Owner Trust, Series 2021-4A, Class D, 1.990%, 9/15/2027, 144A	7,938,401
11,340,000	Exeter Automobile Receivables Trust, Series 2021-2A, Class D, 1.400%, 4/15/2027	11,216,535
15,295,000	Exeter Automobile Receivables Trust, Series 2021-3A, Class D, 1.550%, 6/15/2027	15,039,329
5,245,000	Flagship Credit Auto Trust, Series 2021-2, Class D, 1.590%, 6/15/2027, 144A	5,167,440
6,565,000	Flagship Credit Auto Trust, Series 2021-3, Class D, 1.650%, 9/15/2027, 144A	6,442,965
5,951,000	Flagship Credit Auto Trust, Series 2021-4, Class C, 1.960%, 12/15/2027, 144A	5,931,682
5,260,000	Foursight Capital Automobile Receivables Trust, Series 2021-2, Class D, 1.920%, 9/15/2027, 144A	5,172,954
10,265,000	GLS Auto Receivables Issuer Trust, Series 2021-3A, Class D, 1.480%, 7/15/2027, 144A	10,086,804
16,820,000	GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D, 2.480%, 10/15/2027, 144A	16,822,605
8,425,000	GLS Auto Receivables Trust, Series 2021-2A, Class D, 1.420%, 4/15/2027, 144A	8,298,364
3,112,685	JPMorgan Chase Bank NA, Series 2021-3, Class D, 1.009%, 2/26/2029, 144A	3,087,114
4,385,000	Santander Bank NA, Series 2021-1A, Class B, 1.833%, 12/15/2031, 144A	4,381,181
9,435,000	Santander Drive Auto Receivables Trust, Series 2021-4, Class D, 1.670%, 10/15/2027	9,369,365
10,510,000	Westlake Automobile Receivables Trust, Series 2021-3A, Class D, 2.120%, 1/15/2027, 144A	10,501,785

		228,103,090

	ABS Credit Card – 0.1%
1,445,000	Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.090%, 7/15/2024, 144A	1,449,960
5,000,000	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class C, 4.210%, 3/20/2026, 144A	5,027,475
1,245,000	Mission Lane Credit Card Master Trust, Series 2021-A, Class B, 2.240%, 9/15/2026, 144A	1,238,554

		7,715,989

See accompanying notes to financial statements.

9  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	ABS Home Equity – 3.8%
$14,456,533	510 Asset Backed Trust, Series 2021-NPL1, Class A1, 2.240%, 6/25/2061, 144A(b)	$14,272,762
12,850,000	CAFL Issuer LLC, Series 2021-RTL1, Class A1, 2.239%, 3/28/2029, 144A(b)	12,724,109
2,715,000	CoreVest American Finance Trust, Series 2021-1, Class C, 2.800%, 4/15/2053, 144A	2,672,893
4,647,000	CoreVest American Finance Trust, Series 2021-2, Class C, 2.478%, 7/15/2054, 144A	4,472,141
2,280,000	CoreVest American Finance Trust, Series 2021-3, Class D, 3.469%, 10/15/2054, 144A	2,273,894
19,378,859	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 1.796%, 12/27/2060, 144A(b)	19,247,354
3,716,673	Credit Suisse Mortgage Trust, Series 2021-RPL6, Class M2, 3.125%, 10/25/2060, 144A	3,876,642
7,995,000	FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.389%, 8/17/2038, 144A	7,809,869
6,576,000	FirstKey Homes Trust, Series 2021-SFR1, Class E2, 2.489%, 8/17/2038, 144A	6,443,529
6,352,000	FirstKey Homes Trust, Series 2021-SFR2, Class E1, 2.258%, 9/17/2038, 144A	6,186,324
3,120,000	FirstKey Homes Trust, Series 2021-SFR2, Class E2, 2.358%, 9/17/2038, 144A	3,014,996
2,210,000	FRTKL, Series 2021-SFR1, Class E1, 2.372%, 9/17/2038, 144A	2,154,120
1,930,000	FRTKL, Series 2021-SFR1, Class E2, 2.522%, 9/17/2038, 144A	1,881,327
1,418,471	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041, 144A	1,384,125
13,042,342	Home Partners of America Trust, Series 2021-2, Class E1, 2.852%, 12/17/2026, 144A	12,668,366
6,526,168	Home Partners of America Trust, Series 2021-2, Class E2, 2.952%, 12/17/2026, 144A	6,340,992
2,959,535	Invitation Homes Trust, Series 2018-SFR2, Class B, 1-month LIBOR + 1.080%, 1.190%, 6/17/2037, 144A(a)(c)	2,955,935
362,773	Invitation Homes Trust, Series 2018-SFR3, Class B, 1-month LIBOR + 1.150%, 1.259%, 7/17/2037, 144A(c)	362,254
715,164	Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, 3.750%, 4/25/2059, 144A(b)	717,575

	ABS Home Equity – continued
2,074,738	Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 3.250%, 6/25/2060, 144A(b)	2,097,487
9,215,145	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.750%, 4/25/2061, 144A(b)	9,134,820
3,002,867	Legacy Mortgage Asset Trust, Series 2021-GS4, Class A1, 1.650%, 11/25/2060, 144A(b)	2,966,280
1,720,000	Mill City Mortgage Loan Trust, Series 2019-GS1, Class M2, 3.250%, 7/25/2059, 144A(b)	1,785,888
1,635,000	Progress Residential Trust, Series 2021-SFR4, Class E1, 2.409%, 5/17/2038, 144A	1,598,979
1,145,000	Progress Residential Trust, Series 2021-SFR4, Class E2, 2.559%, 5/17/2038, 144A	1,119,857
3,535,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038, 144A	3,430,118
925,000	Progress Residential Trust, Series 2021-SFR5, Class E2, 2.359%, 7/17/2038, 144A	894,603
4,495,000	Progress Residential Trust, Series 2021-SFR6, Class E1, 2.425%, 7/17/2038, 144A	4,411,877
2,300,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038, 144A	2,256,608
6,880,000	Progress Residential Trust, Series 2021-SFR7, Class E1, 2.591%, 8/17/2040, 144A	6,661,611
1,445,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040, 144A	1,399,138
1,705,000	Progress Residential Trust, Series 2021-SFR9, Class E1, 2.811%, 11/17/2040, 144A	1,642,316
1,175,000	Progress Residential Trust, Series 2021-SFR9, Class E2, 3.010%, 11/17/2040, 144A	1,139,036
8,461,345	PRPM LLC, Series 2021-10, Class A1, 2.487%, 10/25/2026, 144A(b)	8,414,494
14,666,055	PRPM LLC, Series 2021-3, Class A1, 1.867%, 4/25/2026, 144A(b)	14,576,793
14,251,300	PRPM LLC, Series 2021-4, Class A1, 1.867%, 4/25/2026, 144A(b)	14,211,168
11,882,041	PRPM LLC, Series 2021-5, Class A1, 1.793%, 6/25/2026, 144A(b)	11,708,789
9,418,888	PRPM LLC, Series 2021-8, Class A1, 1.743%, 9/25/2026, 144A(b)	9,304,682
9,837,802	PRPM LLC, Series 2021-9, Class A1, 2.363%, 10/25/2026, 144A(b)	9,781,766

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	ABS Home Equity – continued
$12,050,000	Toorak Mortgage Corp., Series 2021-1, Class A1, 2.240%, 6/25/2024, 144A(b)	$12,005,956
170,000	Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.750%, 4/25/2055, 144A(b)	173,533
3,660,000	Towd Point Mortgage Trust, Series 2016-3, Class M2, 4.000%, 4/25/2056, 144A(a)(b)	3,816,244
430,000	Towd Point Mortgage Trust, Series 2017-3, Class A2, 3.000%, 7/25/2057, 144A(b)	440,154
1,960,000	Towd Point Mortgage Trust, Series 2018-5, Class M1, 3.250%, 7/25/2058, 144A(b)	2,011,425
905,000	Towd Point Mortgage Trust, Series 2020-1, Class A2B, 3.250%, 1/25/2060, 144A(b)	937,600
495,000	Towd Point Mortgage Trust, Series 2020-2, Class A2B, 3.000%, 4/25/2060, 144A(b)	509,726
2,015,000	Tricon Residential Trust, Series 2021-SFR1, Class E1, 2.794%, 7/17/2038, 144A	1,981,275
5,360,000	Tricon Residential Trust, Series 2021-SFR1, Class E2, 2.894%, 7/17/2038, 144A	5,269,368
19,119,702	VCAT Asset Securitization LLC, Series 2021-NPL6, Class A1, 1.917%, 9/25/2051, 144A(b)	18,792,355
452,358	VCAT LLC, Series 2021-NPL1, Class A1, 2.289%, 12/26/2050, 144A(b)	451,635
12,246,501	VCAT LLC, Series 2021-NPL5, Class A1, 1.868%, 8/25/2051, 144A(b)	12,084,149
9,931,815	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051, 144A(b)	9,878,701

		288,347,638

	ABS Other – 2.5%
1,290,000	Affirm Asset Securitization Trust, Series 2021-B, Class C, 1.400%, 8/17/2026, 144A	1,274,118
8,361,390	Apollo Aviation Securitization Equity Trust, Series 2021-1A, Class A, 2.950%, 11/16/2041, 144A(a)	8,130,657
2,410,000	Aqua Finance Trust, Series 2021-A, Class B, 2.400%, 7/17/2046, 144A	2,380,339
2,476,218	Castlelake Aircraft Structured Trust, Series 2017-1R, Class A, 2.741%, 8/15/2041, 144A	2,454,175
16,907,285	CLI Funding VIII LLC, Series 2021-1A, Class A, 1.640%, 2/18/2046, 144A(a)	16,508,799

	ABS Other – continued
10,860,000	DB Master Finance LLC, Series 2021-1A, Class A2II, 2.493%, 11/20/2051, 144A	10,811,434
1,025,198	Elara HGV Timeshare Issuer LLC, Series 2021-A, Class C, 2.090%, 8/27/2035, 144A	1,009,957
1,630,000	Freedom Financial Trust, Series 2021-2, Class C, 1.940%, 6/19/2028, 144A	1,631,599
3,495,000	Freedom Financial Trust, Series 2021-3FP, Class D, 2.370%, 11/20/2028, 144A	3,439,657
3,980,000	HPEFS Equipment Trust, Series 2021-1A, Class D, 1.030%, 3/20/2031, 144A(a)	3,926,600
11,329,913	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636%, 10/15/2046, 144A(a)	11,407,727
22,282,762	MAPS Trust, Series 2021-1A, Class A, 2.521%, 6/15/2046, 144A(a)	22,065,818
1,733,000	Marlette Funding Trust, Series 2021-2A, Class C, 1.500%, 9/15/2031, 144A	1,706,595
3,210,000	Marlette Funding Trust, Series 2021-3A, Class C, 1.810%, 12/15/2031, 144A	3,160,533
16,230,000	MVW LLC, Series 2021-2A, Class C, 2.230%, 5/20/2039, 144A	16,131,094
16,498,620	Navigator Aircraft ABS Ltd., Series 2021-1, Class A, 2.771%, 11/15/2046, 144A(a)(b)	16,435,747
3,250,000	Nelnet Student Loan Trust, Series 2021-A, Class B2, 2.850%, 4/20/2062, 144A(a)	3,251,803
1,145,000	OneMain Financial Issuance Trust, Series 2018-2A, Class A, 3.570%, 3/14/2033, 144A(a)	1,181,295
1,835,000	OneMain Financial Issuance Trust, Series 2020-2A, Class A, 1.750%, 9/14/2035, 144A(a)	1,822,996
5,485,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036, 144A	5,431,028
800,000	Republic Finance Issuance Trust, Series 2021-A, Class C, 3.530%, 12/22/2031, 144A	813,171
725,000	SCF Equipment Leasing LLC, Series 2021-1A, Class D, 1.930%, 9/20/2030, 144A	711,888
15,994,888	SLAM Ltd., Series 2021-1A, Class A, 2.434%, 6/15/2046, 144A(a)	15,604,197
1,440,000	SoFi Consumer Loan Program Trust, Series 2021-1, Class D, 2.040%, 9/25/2030, 144A	1,431,943
3,500,000	Towd Point Mortgage Trust, Series 2011-1, Class M1, 3.750%, 10/25/2056, 144A(a)(b)	3,633,328

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	ABS Other – continued
$18,064,944	Triton Container Finance VIII LLC, Series 2021-1A, Class A, 1.860%, 3/20/2046, 144A(a)	$17,686,201
12,841,185	Willis Engine Structured Trust, Series 2021-A, Class A, 3.104%, 5/15/2046, 144A	12,495,488

		186,538,187

	ABS Student Loan – 0.4%
2,760,000	College Ave Student Loans LLC, Series 2021-A, Class C, 2.920%, 7/25/2051, 144A	2,747,122
2,157,000	College Ave Student Loans LLC, Series 2021-C, Class D, 4.110%, 7/26/2055, 144A	2,178,281
905,000	ELFI Graduate Loan Program LLC, Series 2021-A, Class B, 2.090%, 12/26/2046, 144A(a)	900,469
2,565,000	Navient Private Education Refi Loan Trust, Series 2021-EA, Class B, 2.030%, 12/16/2069, 144A	2,495,721
5,895,000	Navient Private Education Refi Loan Trust, Series 2021-FA, Class B, 2.120%, 2/18/2070, 144A	5,783,687
2,120,000	Nelnet Student Loan Trust, Series 2021-DA, Class C, 3.500%, 4/20/2062, 144A	2,135,060
863,000	Nelnet Student Loan Trust, Series 2021-DA, Class D, 4.380%, 4/20/2062, 144A	873,150
5,735,000	SMB Private Education Loan Trust, Series 2021-B, Class B, 2.650%, 7/17/2051, 144A(a)	5,759,636
7,070,000	SMB Private Education Loan Trust, Series 2021-E, Class B, 2.490%, 2/15/2051, 144A(a)	7,070,679
630,000	SoFi Professional Loan Program LLC, Series 2017-A, Class C, 4.430%, 3/26/2040, 144A(a)(b)	650,510

		30,594,315

	ABS Whole Business – 0.6%
11,726,138	Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.668%, 10/25/2049, 144A	12,341,818
7,303,300	Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.662%, 4/25/2051, 144A	7,334,040
3,457,625	Hardee’s Funding LLC, Series 2021-1A, Class A2, 2.865%, 6/20/2051, 144A	3,400,315
13,785,000	Taco Bell Funding LLC, Series 2021-1A, Class A2II, 2.294%, 8/25/2051, 144A	13,626,748
11,054,450	Wendy’s Funding LLC, Series 2021-1A, Class A2I, 2.370%, 6/15/2051, 144A	10,799,159
1,174,100	Wendy’s Funding LLC, Series 2021-1A, Class A2II, 2.775%, 6/15/2051, 144A	1,171,243

		48,673,323

	Aerospace & Defense – 1.6%
22,105,000	Boeing Co. (The), 3.625%, 2/01/2031(a)	23,572,435
2,995,000	Boeing Co. (The), 3.625%, 3/01/2048	2,965,889
3,932,000	Boeing Co. (The), 3.750%, 2/01/2050	4,074,378
6,180,000	Boeing Co. (The), 3.825%, 3/01/2059	6,206,452
1,200,000	Boeing Co. (The), 3.850%, 11/01/2048	1,245,464
8,855,000	Boeing Co. (The), 3.900%, 5/01/2049	9,283,853
6,035,000	Boeing Co. (The), 3.950%, 8/01/2059	6,268,609
4,165,000	Boeing Co. (The), 5.150%, 5/01/2030	4,852,646
14,503,000	Boeing Co. (The), 5.805%, 5/01/2050	19,638,888
4,055,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	4,222,269
10,576,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	12,288,254
328,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039	427,699
10,821,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	14,110,151
9,030,000	TransDigm, Inc., 5.500%, 11/15/2027	9,300,900
400,000	TransDigm, Inc., 7.500%, 3/15/2027	418,000

		118,875,887

	Airlines – 2.0%
25,494,494	Air Canada Pass Through Trust, Series 2020-2A, 5.250%, 10/01/2030, 144A(a)	27,423,662
345,000	American Airlines Group, Inc., 3.750%, 3/01/2025, 144A	322,575
11,745,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	11,769,195
3,371,320	American Airlines Pass Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	3,188,021
3,169,259	American Airlines Pass Through Trust, Series 2017-2, Class B, 3.700%, 4/15/2027	3,056,113
4,055,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026, 144A	4,216,693
4,670,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 4/20/2029, 144A	4,990,922
41,995,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	44,829,663
4,442,962	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	4,649,665
29,117,876	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/2029(a)	31,827,876

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Airlines – continued
$4,319,380	United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	$4,496,950
3,480,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	3,628,718
5,205,000	United Airlines, Inc., 4.625%, 4/15/2029, 144A	5,367,656

		149,767,709

	Automotive – 1.4%
8,110,000	Ford Motor Co., 3.250%, 2/12/2032	8,304,640
30,125,000	Ford Motor Co., 4.750%, 1/15/2043	33,250,468
2,440,000	Ford Motor Co., 5.291%, 12/08/2046	2,867,610
1,560,000	Ford Motor Co., 6.625%, 2/15/2028	1,830,161
1,580,000	Ford Motor Co., 7.500%, 8/01/2026	1,864,479
3,505,000	General Motors Co., 5.200%, 4/01/2045	4,336,572
3,170,000	General Motors Co., 6.250%, 10/02/2043	4,337,954
44,900,000	General Motors Financial Co., Inc., 3.600%, 6/21/2030(a)	47,884,953
815,000	General Motors Financial Co., Inc., Series A, (fixed rate to 9/30/2027, variable rate thereafter), 5.750%(d)	872,050
1,305,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(d)	1,487,700

		107,036,587

	Banking – 3.3%
6,230,000	Ally Financial, Inc., 2.200%, 11/02/2028	6,188,420
20,700,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(d)	21,476,250
15,605,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(d)	16,085,634
12,588,000	Bank of America Corp., (fixed rate to 4/29/2030, variable rate thereafter), 2.592%, 4/29/2031(a)	12,716,081
8,870,000	Bank of America Corp., (fixed rate to 7/23/2030, variable rate thereafter), MTN, 1.898%, 7/23/2031(a)	8,489,259
17,805,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(d)	17,439,997
47,298,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035(a)	48,439,486

	Banking – continued
22,200,000	BNP Paribas S.A., (fixed rate to 1/03/2022, variable rate thereafter), 7.195%, 144A(d)	22,172,250
14,253,000	BNP Paribas S.A., (fixed rate to 8/12/2030, variable rate thereafter), 2.588%, 8/12/2035, 144A(a)	13,671,193
8,140,000	Credit Agricole S.A., (fixed rate to 1/10/2028, variable rate thereafter), EMTN, 4.000%, 1/10/2033	8,674,086
25,209,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	25,771,660
2,275,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	2,458,065
3,380,000	Intesa Sanpaolo SpA, (fixed rate to 6/01/2031, variable rate thereafter), 4.198%, 6/01/2032, 144A	3,413,225
22,550,000	NatWest Group PLC, (fixed rate to 8/28/2030, variable rate thereafter), 3.032%, 11/28/2035(a)	22,229,790
20,365,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	22,188,318

		251,413,714

	Brokerage – 0.6%
21,725,000	Jefferies Group LLC, 6.250%, 1/15/2036(a)	28,798,526
13,420,000	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025, 144A	14,285,444

		43,083,970

	Building Materials – 1.2%
57,099,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	56,889,447
3,605,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	3,870,869
9,035,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%, 144A(d)	9,351,225
4,057,000	Masco Corp., 6.500%, 8/15/2032	5,364,805
4,534,000	Masco Corp., 7.750%, 8/01/2029	6,056,078
650,000	Owens Corning, 4.400%, 1/30/2048	761,178
6,344,000	Owens Corning, 7.000%, 12/01/2036	8,958,086

		91,251,688

	Cable Satellite – 4.2%
50,750,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	49,929,246

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Cable Satellite – continued
$65,360,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.700%, 4/01/2051(a)	$63,189,183
14,827,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.850%, 4/01/2061	13,982,003
7,660,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.900%, 6/01/2052	7,681,191
47,260,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.950%, 6/30/2062(a)	45,529,323
5,935,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.125%, 7/01/2049	6,884,420
26,923,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	25,475,889
1,510,000	CSC Holdings LLC, 5.000%, 11/15/2031, 144A	1,455,263
22,585,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	23,383,831
1,390,000	CSC Holdings LLC, 5.750%, 1/15/2030, 144A	1,384,788
9,430,000	DISH DBS Corp., 5.125%, 6/01/2029	8,581,300
33,550,000	DISH DBS Corp., 5.250%, 12/01/2026, 144A	34,079,587
3,465,000	DISH DBS Corp., 5.875%, 11/15/2024	3,559,456
14,719,000	DISH DBS Corp., 7.750%, 7/01/2026	15,528,545
6,190,000	Time Warner Cable LLC, 4.500%, 9/15/2042	6,748,413
535,000	Time Warner Cable LLC, 5.875%, 11/15/2040	667,633
7,579,000	Ziggo BV, 5.500%, 1/15/2027, 144A	7,787,422

		315,847,493

	Chemicals – 0.6%
6,315,000	Alpek SAB de CV, 3.250%, 2/25/2031, 144A	6,299,212
11,740,000	Ashland LLC, 3.375%, 9/01/2031, 144A	11,651,950
1,995,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	2,121,683
10,170,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	11,720,925
1,360,000	INEOS Quattro Finance 2 PLC, 3.375%, 1/15/2026, 144A	1,364,964

	Chemicals – continued
9,275,000	Minerals Technologies, Inc., 5.000%, 7/01/2028, 144A	9,633,757
3,450,000	SPCM S.A., 3.125%, 3/15/2027, 144A	3,409,221
3,200,000	SPCM S.A., 3.375%, 3/15/2030, 144A	3,080,000

		49,281,712

	Construction Machinery – 0.5%
27,030,000	Toro Co. (The), 6.625%, 5/01/2037(e)(f)	36,042,986

	Consumer Cyclical Services – 2.0%
9,060,000	Expedia Group, Inc., 3.800%, 2/15/2028	9,686,490
16,135,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.500%, 3/01/2029, 144A	16,011,487
8,919,000	Terminix Co. LLC (The), 7.450%, 8/15/2027	11,148,750
14,700,000	TriNet Group, Inc., 3.500%, 3/01/2029, 144A	14,644,875
33,010,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	33,615,403
20,723,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	22,246,141
38,763,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	42,185,579

		149,538,725

	Consumer Products – 0.4%
15,473,000	Avon Products, Inc., 8.450%, 3/15/2043	19,031,790
9,385,000	Natura Cosmeticos S.A., 4.125%, 5/03/2028, 144A	9,209,031

		28,240,821

	Diversified Manufacturing – 1.2%
64,915,000	GE Capital Funding LLC, 4.550%, 5/15/2032(a)	76,784,478
9,068,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	10,821,390
2,080,000	General Electric Co., Series D, 3-month LIBOR + 3.330%, 3.533%(c)(d)	2,059,200

		89,665,068

	Electric – 1.0%
30,507,669	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	35,076,138
8,663,000	Enel Generacion Chile S.A., 7.875%, 2/01/2027	10,507,699
2,550,000	Pacific Gas & Electric Co., 3.250%, 6/01/2031	2,558,423
8,000,000	Pacific Gas & Electric Co., 4.250%, 3/15/2046	7,982,822
10,900,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	11,020,020
11,200,000	Pacific Gas & Electric Co., 4.750%, 2/15/2044	11,614,563

		78,759,665

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Finance Companies – 4.6%
$12,050,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	$12,276,199
3,100,000	AGFC Capital Trust I, 3-month LIBOR + 1.750%, 1.874%, 1/15/2067, 144A(c)(e)(f)	1,860,000
5,942,000	Air Lease Corp., 3.125%, 12/01/2030	6,063,053
6,606,000	Air Lease Corp., 4.625%, 10/01/2028	7,286,351
1,395,000	Air Lease Corp., MTN, 3.000%, 2/01/2030	1,392,347
17,166,000	Air Lease Corp., Series B, (fixed rate to 6/15/2026, variable rate thereafter), 4.650%(d)	17,788,267
5,325,000	Aircastle Ltd., (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(d)	5,431,500
11,450,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	12,168,312
27,210,000	Antares Holdings LP, 8.500%, 5/18/2025, 144A	31,774,649
20,705,000	Ares Capital Corp., 2.875%, 6/15/2028	20,613,121
19,785,000	Ares Capital Corp., 3.200%, 11/15/2031	19,452,259
9,935,000	Barings BDC, Inc., 3.300%, 11/23/2026, 144A	9,826,028
12,475,000	FS KKR Capital Corp., 3.125%, 10/12/2028	12,411,610
11,041,000	FS KKR Capital Corp., 3.400%, 1/15/2026	11,212,022
445,000	Navient Corp., 5.000%, 3/15/2027	453,838
19,021,000	Navient Corp., 6.750%, 6/15/2026	21,024,862
5,750,000	Navient Corp., MTN, 5.625%, 8/01/2033	5,476,904
3,162,000	Navient Corp., MTN, 6.125%, 3/25/2024	3,371,483
10,145,000	OneMain Finance Corp., 7.125%, 3/15/2026	11,565,300
9,355,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	9,182,670
14,750,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	15,510,665
22,200,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	22,033,500
18,044,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	18,111,665
53,276,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	54,075,140
14,835,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	15,026,075

		345,387,820

	Financial Other – 1.8%
9,560,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	5,706,555
22,260,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027, 144A	21,666,224
2,700,000	Central China Real Estate Ltd., 7.250%, 4/24/2023	1,849,500
2,815,000	CIFI Holdings Group Co. Ltd., 6.000%, 7/16/2025	2,716,475
990,000	CIFI Holdings Group Co. Ltd., 6.450%, 11/07/2024	978,080
7,770,000	Country Garden Holdings Co. Ltd., 3.300%, 1/12/2031	6,607,124
36,625,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	35,709,375
5,390,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	5,543,238
19,485,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(g)	5,124,945
1,845,000	Kaisa Group Holdings Ltd., 9.950%, 7/23/2025(g)	486,803
2,400,000	Kaisa Group Holdings Ltd., 10.500%, 1/15/2025(g)	630,912
20,060,000	Kaisa Group Holdings Ltd., 11.250%, 4/16/2025(e)(f)(g)	5,261,136
1,305,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(g)	341,545
1,435,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(g)	376,329
14,125,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028, 144A	14,407,500
6,195,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031	3,530,530
400,000	Shimao Group Holdings Ltd., 4.600%, 7/13/2030	236,768
1,515,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027	917,014
4,675,000	Shimao Group Holdings Ltd., 5.600%, 7/15/2026	2,916,920
1,465,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024	939,373
6,810,000	Sunac China Holdings Ltd., 6.500%, 1/10/2025	4,307,325
3,575,000	Sunac China Holdings Ltd., 6.500%, 1/26/2026	2,261,152
4,710,000	Sunac China Holdings Ltd., 7.000%, 7/09/2025	2,978,839
1,120,000	Times China Holdings Ltd., 5.750%, 1/14/2027	756,437
7,485,000	Times China Holdings Ltd., 6.200%, 3/22/2026	5,104,321
440,000	Times China Holdings Ltd., 6.750%, 7/08/2025	299,666
3,175,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(e)(f)	888,492
4,025,000	Yuzhou Group Holdings Co. Ltd., 8.300%, 5/27/2025(e)(f)	1,166,445

		133,709,023

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Food & Beverage – 1.3%
$68,535,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	$80,431,991
17,905,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032, 144A	18,156,207
995,000	Pilgrim’s Pride Corp., 4.250%, 4/15/2031, 144A	1,044,750

		99,632,948

	Gaming – 0.9%
19,755,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031, 144A	19,259,929
5,810,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	5,841,316
17,635,000	International Game Technology PLC, 6.250%, 1/15/2027, 144A	19,751,200
4,850,000	Penn National Gaming, Inc., 4.125%, 7/01/2029, 144A	4,704,500
19,251,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	20,502,315
415,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	462,725

		70,521,985

	Government Owned – No Guarantee – 1.6%
8,670,000	EcoPetrol S.A., 4.625%, 11/02/2031	8,428,974
2,929,000,000	Export-Import Bank of Korea, 4.890%, 8/09/2023, 144A, (INR)(a)	38,957,901
689,000,000	Export-Import Bank of Korea, MTN, 6.750%, 8/09/2022, (INR)(a)	9,336,508
16,920,000	Indian Railway Finance Corp. Ltd., 2.800%, 2/10/2031, 144A	16,464,683
8,465,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	11,052,903
28,145,000	Petroleos Mexicanos, 5.950%, 1/28/2031(a)	27,349,200
2,735,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 8/05/2029	2,461,856
5,250,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 1/14/2030	4,702,057

		118,754,082

	Health Insurance – 0.7%
32,650,000	Centene Corp., 2.500%, 3/01/2031	31,785,265
8,940,000	Centene Corp., 2.625%, 8/01/2031	8,761,200
6,921,000	Centene Corp., 3.000%, 10/15/2030	7,035,266
6,470,000	Molina Healthcare, Inc., 3.875%, 5/15/2032, 144A	6,510,437

		54,092,168

	Healthcare – 0.6%
14,545,000	Avantor Funding, Inc., 3.875%, 11/01/2029, 144A	14,703,686
22,695,000	HCA, Inc., 5.250%, 6/15/2049	29,147,645

		43,851,331

	Home Construction – 1.1%
3,680,000	Central China Real Estate Ltd., 7.250%, 7/16/2024	2,314,499
1,255,000	Central China Real Estate Ltd., 7.250%, 8/13/2024	778,100
3,675,000	Central China Real Estate Ltd., 7.500%, 7/14/2025	2,278,500
945,000	Central China Real Estate Ltd., 7.650%, 8/27/2023	622,037
730,000	Central China Real Estate Ltd., 7.750%, 5/24/2024	454,425
4,255,000	Logan Group Co. Ltd., 4.250%, 7/12/2025	3,877,752
5,148,000	Logan Group Co. Ltd., 4.850%, 12/14/2026	4,658,683
52,605,000	PulteGroup, Inc., 6.000%, 2/15/2035(a)	67,651,584
6,250,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025	1,814,187
1,585,000	Yuzhou Group Holdings Co. Ltd., 7.850%, 8/12/2026	439,378

		84,889,145

	Independent Energy – 3.3%
15,807,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	16,737,870
23,465,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	25,371,746
8,634,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 9.000%, 11/01/2027, 144A	11,559,545
2,930,000	Continental Resources, Inc., 2.875%, 4/01/2032, 144A	2,866,287
24,795,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A(a)	29,199,088
9,555,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	9,411,675
12,510,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031, 144A	12,259,800
1,215,000	EQT Corp., 3.125%, 5/15/2026, 144A	1,247,234
11,721,000	EQT Corp., 3.625%, 5/15/2031, 144A	12,160,538
3,293,000	EQT Corp., 3.900%, 10/01/2027	3,531,808
2,329,000	EQT Corp., 5.000%, 1/15/2029	2,579,368
18,715,000	Hess Corp., 5.600%, 2/15/2041	23,104,816
1,724,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	1,825,940
16,125,000	Leviathan Bond Ltd., 6.500%, 6/30/2027, 144A	17,301,157
27,050,000	Mesquite Energy, Inc., 6.125%, 1/15/2023(e)(g)(h)(i)	1,806,940
12,420,000	Mesquite Energy, Inc., 7.750%, 6/15/2021(e)(g)(h)(i)	829,656
2,770,000	Occidental Petroleum Corp., 4.500%, 7/15/2044	2,852,158
37,985,000	Occidental Petroleum Corp., 6.625%, 9/01/2030	47,006,437
11,623,000	Ovintiv, Inc., 6.500%, 8/15/2034	14,954,945
828,000	Ovintiv, Inc., 6.500%, 2/01/2038	1,074,250
4,156,000	Ovintiv, Inc., 6.625%, 8/15/2037	5,440,611
553,000	Ovintiv, Inc., 7.200%, 11/01/2031	720,665

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – continued
$1,023,000	Ovintiv, Inc., 7.375%, 11/01/2031	$1,333,493
2,285,000	Ovintiv, Inc., 8.125%, 9/15/2030	3,038,478
190,000	Range Resources Corp., 4.875%, 5/15/2025	196,175
2,150,000	Southwestern Energy Co., 4.750%, 2/01/2032	2,264,176

		250,674,856

	Industrial Other – 0.1%
3,985,000	Devon Energy Corp., 4.500%, 1/15/2030	4,278,275
5,995,000	TopBuild Corp., 4.125%, 2/15/2032, 144A	6,152,369

		10,430,644

	Leisure – 0.7%
17,850,000	Carnival Corp., 5.750%, 3/01/2027, 144A	17,850,000
3,415,000	Carnival Corp., 6.000%, 5/01/2029, 144A	3,397,925
10,030,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	9,985,567
3,695,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	3,639,575
18,780,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	18,997,097

		53,870,164

	Life Insurance – 2.9%
14,675,000	Athene Global Funding, 1.608%, 6/29/2026, 144A(a)	14,404,516
6,099,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	6,693,363
20,335,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030(a)	24,264,647
2,030,000	MetLife, Inc., 9.250%, 4/08/2068, 144A	3,005,291
10,175,000	MetLife, Inc., 10.750%, 8/01/2069	17,153,235
57,985,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A(a)	77,904,821
38,476,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(e)(f)	61,712,426
12,950,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(e)(f)	17,348,597

		222,486,896

	Lodging – 0.9%
11,490,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032, 144A	11,429,563
2,475,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	2,475,000
8,090,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	8,292,250

	Lodging – continued
11,290,000	Marriott International, Inc., Series HH, 2.850%, 4/15/2031	11,255,455
6,155,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	6,195,131
10,815,000	Travel & Leisure Co., 4.500%, 12/01/2029, 144A	10,906,765
11,584,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	11,641,920
1,465,000	Travel & Leisure Co., 6.000%, 4/01/2027	1,592,118
1,695,000	Travel & Leisure Co., 6.625%, 7/31/2026, 144A	1,879,484

		65,667,686

	Media Entertainment – 0.9%
8,340,000	AMC Networks, Inc., 4.250%, 2/15/2029	8,287,875
5,896,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	5,979,252
2,905,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	3,021,490
2,110,000	Netflix, Inc., 4.875%, 4/15/2028	2,405,400
17,720,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	20,665,950
2,007,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	2,383,313
9,827,000	Netflix, Inc., 5.875%, 11/15/2028	11,816,967
11,544,000	Netflix, Inc., 6.375%, 5/15/2029	14,343,420

		68,903,667

	Metals & Mining – 3.0%
22,660,000	Anglo American Capital PLC, 2.875%, 3/17/2031, 144A(a)	22,553,114
30,635,000	ArcelorMittal S.A., 6.750%, 3/01/2041	41,360,313
1,145,000	ArcelorMittal S.A., 7.000%, 10/15/2039	1,577,444
3,950,000	Barrick Gold Corp., Series A, 5.800%, 11/15/2034	4,822,289
7,370,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	7,655,588
31,810,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	34,235,512
1,445,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,486,472
14,665,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	15,398,250
34,855,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	42,435,962
18,565,000	Glencore Funding LLC, 2.500%, 9/01/2030, 144A	18,037,754
39,010,000	Glencore Funding LLC, 2.850%, 4/27/2031, 144A(a)	38,560,532
2,865,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	2,761,144

		230,884,374

	Midstream – 0.6%
7,685,000	DCP Midstream Operating LP, 3.250%, 2/15/2032	7,742,638
55,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	62,150

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Midstream – continued
$9,050,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	$11,843,554
3,745,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	3,716,913
205,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	287,008
1,775,000	Plains All American Pipeline LP/PAA Finance Corp., 4.900%, 2/15/2045	1,926,300
5,300,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.000%, 1/15/2032, 144A	5,538,500
2,635,000	Western Midstream Operating LP, 5.300%, 2/01/2030	2,895,970
4,085,000	Western Midstream Operating LP, 5.300%, 3/01/2048	4,922,445
1,130,000	Western Midstream Operating LP, 5.450%, 4/01/2044	1,350,350
840,000	Western Midstream Operating LP, 5.500%, 8/15/2048	1,003,397
3,495,000	Western Midstream Operating LP, 6.500%, 2/01/2050	4,132,855

		45,422,080

	Mortgage Related – 0.0%
4,226	FHLMC, 5.000%, 12/01/2031	4,606

	Non-Agency Commercial Mortgage-Backed Securities – 1.4%
10,990,000	BANK, Series 2021-BN35, Class AS, 2.457%, 6/15/2064(a)	10,948,722
505,000	BBSG Mortgage Trust, Series 2016-MRP, Class A, 3.275%, 6/05/2036, 144A	510,512
11,095,000	BPR Trust, Series 2021-NRD, Class F, 30-day Average SOFR + 6.870%, 6.970%, 12/15/2023, 144A(c)	11,067,395
3,475,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class AM, 3.416%, 10/15/2045, 144A(a)	3,474,012
190,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	188,844
5,150,000	Commercial Mortgage Trust, Series 2012-LC4, Class B, 4.934%, 12/10/2044(b)	5,146,801
412,000	Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class D, 1-month LIBOR + 3.600%, 3.710%, 1/15/2034, 144A(c)	407,178
6,710,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class B, 4.185%, 9/15/2037, 144A(a)	6,579,786
630,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class C, 4.336%, 9/15/2037, 144A	609,625

	Non-Agency Commercial Mortgage-Backed Securities – continued
2,530,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037, 144A	2,363,959
4,297,642	Extended Stay America Trust, Series 2021-ESH, Class C, 1-month LIBOR + 1.700%, 1.810%, 7/15/2038, 144A(c)	4,297,639
3,088,930	Extended Stay America Trust, Series 2021-ESH, Class D, 1-month LIBOR + 2.250%, 2.360%, 7/15/2038, 144A(c)	3,088,927
3,760,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class B, 3.550%, 3/05/2033, 144A(b)	3,703,113
435,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class D, 4.363%, 12/15/2047, 144A(b)	428,421
6,060,000	MedTrust, Series 2021-MDLN, Class C, 1-month LIBOR + 1.800%, 1.910%, 11/15/2038, 144A(a)(c)	6,044,807
1,415,000	Morgan Stanley Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.277%, 10/15/2030, 144A(a)	1,405,946
11,786,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4, 4.151%, 8/15/2046(a)(b)	12,152,764
645,000	Motel Trust, Series 2021-MTL6, Class C, 1-month LIBOR + 1.500%, 1.610%, 9/15/2038, 144A(c)	644,805
5,770,000	RBS Commercial Funding Trust, Series 2013-GSP, Class A, 3.834%, 1/15/2032, 144A(a)(b)	5,974,982
641,568	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A(a)	641,974
9,076,751	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.306%, 7/15/2046(b)	9,009,679
4,970,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B, 3.671%, 11/15/2059(b)	4,846,075
1,955,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class B, 3.744%, 12/15/2045	1,941,760
3,880,000	WFRBS Commercial Mortgage Trust, Series 2012-C6, Class D, 5.775%, 4/15/2045, 144A(b)	3,885,819
7,575,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class B, 4.503%, 8/15/2046(b)	7,493,848

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$2,915,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	$2,962,752

		109,820,145

	Paper – 1.3%
16,157,000	Georgia-Pacific LLC, 7.750%, 11/15/2029(a)	22,580,529
9,625,000	International Paper Co., 8.700%, 6/15/2038	15,708,587
8,214,000	WestRock MWV LLC, 7.950%, 2/15/2031	11,580,792
25,138,000	WestRock MWV LLC, 8.200%, 1/15/2030(a)	34,851,464
4,127,000	Weyerhaeuser Co., 6.950%, 10/01/2027	5,215,632
7,985,000	Weyerhaeuser Co., 7.375%, 3/15/2032	11,233,696

		101,170,700

	Pharmaceuticals – 0.9%
1,495,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028, 144A	1,375,400
2,820,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	2,481,600
8,175,000	Bausch Health Cos., Inc., 5.250%, 2/15/2031, 144A	7,183,781
3,060,000	Jazz Securities DAC, 4.375%, 1/15/2029, 144A	3,168,447
9,370,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	9,822,571
22,523,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	19,031,935
14,570,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	14,436,976
10,545,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	10,337,369

		67,838,079

	Property & Casualty Insurance – 0.3%
13,985,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 11.384%, 1/15/2033, 144A(c)(e)(h)(i)(j)	1,678,200
80,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 11.384%, 1/15/2033(c)(e)(h)(i)(j)	9,600
17,110,000	Stewart Information Services Corp., 3.600%, 11/15/2031	17,325,023

		19,012,823

	REITs – Diversified – 0.1%
4,125,000	EPR Properties, 3.600%, 11/15/2031	4,081,038

	Retailers – 0.8%
6,285,000	Carvana Co., 5.500%, 4/15/2027, 144A	6,222,150
4,455,000	Carvana Co., 5.625%, 10/01/2025, 144A	4,460,658
9,240,000	Carvana Co., 5.875%, 10/01/2028, 144A	9,248,963
4,680,000	Dillard’s, Inc., 7.000%, 12/01/2028	5,457,114
7,182,000	Dillard’s, Inc., 7.750%, 7/15/2026	8,388,504
2,250,000	Dillard’s, Inc., 7.750%, 5/15/2027	2,648,273
5,975,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	6,129,991
9,245,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	10,864,724
3,860,000	Murphy Oil USA, Inc., 3.750%, 2/15/2031, 144A	3,835,875
2,555,000	Tapestry, Inc., 3.050%, 3/15/2032	2,570,012

		59,826,264

	Sovereigns – 1.0%
45,245,000	Mexico Government International Bond, 3.771%, 5/24/2061(a)	41,675,622
31,860,000	Mexico Government International Bond, 4.280%, 8/14/2041(a)	33,014,925

		74,690,547

	Supermarkets – 0.0%
2,705,000	Safeway, Inc., 7.250%, 2/01/2031	3,185,760

	Supranational – 0.1%
793,840,000	International Finance Corp., 5.850%, 11/25/2022, (INR)(a)	10,736,743

	Technology – 1.7%
8,675,000	Block, Inc., 3.500%, 6/01/2031, 144A	8,891,875
27,510,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	28,620,991
14,400,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	13,464,000
16,765,000	CommScope, Inc., 4.750%, 9/01/2029, 144A	16,661,225
20,540,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	21,258,489
8,630,000	Marvell Technology, Inc., 2.950%, 4/15/2031	8,793,435
9,365,000	Oracle Corp., 3.950%, 3/25/2051	9,721,874
17,090,000	TD SYNNEX Corp., 1.750%, 8/09/2026, 144A	16,654,932
1,660,000	Western Digital Corp., 2.850%, 2/01/2029	1,675,986
1,135,000	Western Digital Corp., 3.100%, 2/01/2032	1,143,286

		126,886,093

	Transportation Services – 0.4%
5,895,000	Adani Ports & Special Economic Zone Ltd., 3.100%, 2/02/2031, 144A	5,613,631

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Transportation Services – continued
$19,345,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	$20,072,683
1,845,000	GMR Hyderabad International Airport Ltd., 4.250%, 10/27/2027, 144A	1,783,360
315,000	GMR Hyderabad International Airport Ltd., 4.750%, 2/02/2026, 144A	314,260

		27,783,934

	Treasuries – 10.9%
217,665(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2025, (BRL)	38,446,026
8,436,175(†††)	Mexican Fixed Rate Bonds, 6.750%, 3/09/2023, (MXN)(a)	41,229,743
3,170,639(†††)	Mexican Fixed Rate Bonds, Series M 30, 8.500%, 11/18/2038, (MXN)	16,294,131
45,170,000	U.S. Treasury Note, 0.125%, 12/31/2022(k)	45,030,599
187,560,000	U.S. Treasury Note, 0.125%, 1/31/2023(a)	186,915,262
158,300,000	U.S. Treasury Note, 0.125%, 2/28/2023(a)(k)	157,650,723
269,355,000	U.S. Treasury Note, 0.125%, 6/30/2023(a)	267,534,750
76,545,000	U.S. Treasury Note, 0.500%, 11/30/2023	76,251,977

		829,353,211

	Wireless – 2.2%
9,845,000	Bharti Airtel Ltd., 3.250%, 6/03/2031, 144A	9,954,254
9,835,000	IHS Holding Ltd., 5.625%, 11/29/2026, 144A	9,918,598
24,995,000	SBA Communications Corp., 3.125%, 2/01/2029, 144A	23,995,200
8,000,000	SoftBank Group Corp., 4.625%, 7/06/2028	7,772,283
3,695,000	SoftBank Group Corp., 5.250%, 7/06/2031	3,690,381
2,770,000	T-Mobile USA, Inc., 2.400%, 3/15/2029, 144A	2,796,813
4,965,000	T-Mobile USA, Inc., 2.700%, 3/15/2032, 144A	4,995,593
42,300,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	43,101,162
20,890,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	21,733,538
38,320,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	41,912,633

		169,870,455

	Wirelines – 0.6%
3,825,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	4,073,931
1,875,000	Lumen Technologies, Inc., 5.625%, 4/01/2025	1,983,225

	Wirelines – continued
9,878,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	10,447,615
23,485,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	25,288,765
5,915,000	Verizon Communications, Inc., 2.850%, 9/03/2041	5,835,326

		47,628,862

	Total Non-Convertible Bonds

	(Identified Cost $5,650,890,303)	5,849,846,696

Convertible Bonds – 5.7%

	Airlines – 0.4%
5,645,000	JetBlue Airways Corp., 0.500%, 4/01/2026, 144A	5,262,368
19,169,000	Southwest Airlines Co., 1.250%, 5/01/2025(a)	25,552,277

		30,814,645

	Cable Satellite – 2.9%
48,505,000	DISH Network Corp., 2.375%, 3/15/2024	46,443,538
184,765,000	DISH Network Corp., 3.375%, 8/15/2026	174,889,865

		221,333,403

	Consumer Cyclical Services – 0.3%
310,000	Expedia Group, Inc., Zero Coupon, 0.000%, 2/15/2026, 144A(l)	356,655
8,860,000	Peloton Interactive, Inc., Zero Coupon, 0.000%-1.734%, 2/15/2026, 144A(m)	7,508,850
11,975,000	Uber Technologies, Inc., Zero Coupon, 0.000%-1.922%, 12/15/2025(m)	11,842,916

		19,708,421

	Gaming – 0.1%
3,499,000	Penn National Gaming, Inc., 2.750%, 5/15/2026	8,292,648

	Healthcare – 0.4%
32,542,000	Teladoc Health, Inc., 1.250%, 6/01/2027	29,633,559

	Leisure – 0.2%
19,300,000	NCL Corp. Ltd., 1.125%, 2/15/2027, 144A	18,136,982

	Media Entertainment – 0.1%
12,670,000	Twitter, Inc., Zero Coupon, 0.000%, 3/15/2026, 144A(l)	11,347,252

	Pharmaceuticals – 0.8%
13,963,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	14,599,713
27,688,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	28,881,353

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Convertible Bonds – continued

	Pharmaceuticals – continued
$7,650,000	Ionis Pharmaceuticals, Inc., Zero Coupon, 0.000%, 4/01/2026, 144A(l)	$6,727,410
6,145,000	Livongo Health, Inc., 0.875%, 6/01/2025	7,046,963

		57,255,439

	Technology – 0.5%
15,740,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025	29,817,856
8,485,000	Splunk, Inc., 1.125%, 6/15/2027	7,912,262

		37,730,118

	Total Convertible Bonds

	(Identified Cost $453,689,780)	434,252,467

Municipals – 1.3%

	Virginia – 1.3%
92,215,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046 (Identified Cost $91,561,005)	96,876,256

	Total Bonds and Notes

	(Identified Cost $6,196,141,088)	6,380,975,419

Senior Loans – 0.9%

	Airlines – 0.1%
8,947,883	United Airlines, Inc., 2021 Term Loan B, 3-month LIBOR + 3.750%, 4.500%, 4/21/2028(c)(n)	8,960,052

	Cable Satellite – 0.1%
3,837,665	DirecTV Financing LLC, Term Loan, 8/02/2027(o)	3,838,778
3,902,796	DirecTV Financing LLC, Term Loan, 3-month LIBOR + 5.000%, 5.750%, 8/02/2027(c)(n)	3,903,928

		7,742,706

	Chemicals – 0.2%
10,864,295	Aruba Investments, Inc., 2020 2nd Lien Term Loan, 6-month LIBOR + 7.750%, 8.500%, 11/24/2028(c)(n)	10,882,438

	Healthcare – 0.1%
7,022,629	Medline Borrower, LP, USD Term Loan B, 1-month LIBOR + 3.250%, 3.750%, 10/23/2028(c)(p)	7,019,539

	Independent Energy – 0.2%
16,469,000	Ascent Resources—Utica, 2020 Fixed 2nd Lien Term Loan, 3-month LIBOR + 9.000%, 10.000%, 11/01/2025(c)(q)	17,759,017

	Lodging – 0.1%
9,042,530	Hilton Grand Vacations Borrower LLC, 2021 Term Loan B, 1-month LIBOR + 3.000%, 3.500%, 8/02/2028(c)(p)	9,049,312

	Pharmaceuticals – 0.1%
7,963,980	Jazz Financing Lux S.a.r.l., USD Term Loan, 1-month LIBOR + 3.500%, 4.000%, 5/05/2028(c)(p)	7,989,385

	Total Senior Loans

	(Identified Cost $67,719,162)	69,402,449

Collateralized Loan Obligations – 3.0%
7,140,000	AGL CLO 12 Ltd., Series 2021-12A, Class B, 3-month LIBOR + 1.600%, 1.730%, 7/20/2034, 144A(a)(c)	7,091,670
7,240,000	AGL CLO 12 Ltd., Series 2021-12A, Class D, 3-month LIBOR + 2.850%, 2.980%, 7/20/2034, 144A(c)	7,239,726
1,805,000	AGL CLO 7 Ltd., Series 2020-7A, Class DR, 3-month LIBOR + 3.100%, 3.224%, 7/15/2034, 144A(c)	1,804,980
10,050,000	AIG CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 2.950%, 3.078%, 4/22/2034, 144A(c)	9,902,031
5,605,000	AIG CLO Ltd., Series 2021-2A, Class D, 3-month LIBOR + 3.050%, 3.140%, 7/20/2034, 144A(c)	5,577,812
3,955,000	ARES Loan Funding I Ltd., Series 2021-ALFA, Class D, 3-month LIBOR + 3.000%, 3.116%, 10/15/2034, 144A(c)	3,962,525
9,977,000	Assurant CLO Ltd., Series 2018-3A, Class DR, 3-month LIBOR + 3.100%, 3.232%, 10/20/2031, 144A(c)	9,976,884
5,225,000	Bain Capital Credit CLO Ltd, Series 2017-2A, Class DR2, 3-month LIBOR + 3.100%, 3.224%, 7/25/2034, 144A(c)	5,224,969
10,720,000	Benefit Street Partners CLO XVI Ltd., Series 2018-16A, Class CR, 3-month LIBOR + 2.000%, 2.122%, 1/17/2032, 144A(a)(c)	10,659,119
2,245,000	Benefit Street Partners CLO XVI Ltd., Series 2018-16A, Class DR, 3-month LIBOR + 3.000%, 3.122%, 1/17/2032, 144A(c)	2,244,978
5,225,000	CarVal CLO III Ltd., Series 2019-2A, Class DR, 3-month LIBOR + 2.950%, 3.082%, 7/20/2032, 144A(c)	5,219,982
4,305,000	CIFC Funding Ltd., Series 2021-5A, Class D, 3-month LIBOR + 3.250%, 3.371%, 7/15/2034, 144A(c)	4,316,080

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Collateralized Loan Obligations – continued
$6,075,000	Crown City CLO I, Series 2020-1A, Class CR, 3-month LIBOR + 3.420%, 3.552%, 7/20/2034, 144A(c)	$6,074,915
7,745,000	Elmwood CLO V Ltd., Series 2020-2A, Class DR, 3-month LIBOR + 3.100%, 3.232%, 10/20/2034, 144A(c)	7,766,242
4,085,000	Elmwood CLO VIII Ltd., Series 2021-1A, Class D2, 3-month LIBOR + 2.850%, 2.982%, 1/20/2034, 144A(c)	4,053,252
3,365,000	KVK CLO Ltd., Series 2013-1A, Class DR, 3-month LIBOR + 2.950%, 3.077%, 1/14/2028, 144A(c)	3,365,045
8,760,000	LCM 30 Ltd., Series 30A, Class BR, 3-month LIBOR + 1.500%, 1.632%, 4/20/2031, 144A(a)(c)	8,737,032
1,470,000	LCM 30 Ltd., Series 30A, Class CR, 3-month LIBOR + 2.000%, 2.132%, 4/20/2031, 144A(c)	1,466,219
4,215,000	LCM 30 Ltd., Series 30A, Class DR, 3-month LIBOR + 3.000%, 3.132%, 4/20/2031, 144A(c)	4,188,780
15,835,000	Madison Park Funding XXIII Ltd., Series 2017-23A, Class DR, 3-month LIBOR + 3.200%, 3.335%, 7/27/2031, 144A(c)	15,850,271
1,260,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3-month LIBOR + 3.000%, 3.124%, 1/23/2031, 144A(c)	1,260,075
5,260,000	Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class DR, 3-month LIBOR + 2.900%, 3.024%, 4/15/2034, 144A(c)	5,219,577
9,225,000	Neuberger Berman CLO XX Ltd., Series 2015-20A, Class BRR, 3-month LIBOR + 1.650%, 1.774%, 7/15/2034, 144A(a)(c)	9,224,976
11,920,000	OCP CLO Ltd., Series 2019-17A, Class DR, 3-month LIBOR + 3.100%, 3.232%, 7/20/2032, 144A(c)	11,919,862
10,585,000	Octagon Investment Partners 42 Ltd., Series 2019-3A, Class DR, 3-month LIBOR + 3.150%, 3.274%, 7/15/2034, 144A(c)	10,612,551
4,920,000	Octagon Investment Partners 46 Ltd., Series 2020-2A, Class DR, 3-month LIBOR + 3.300%, 3.424%, 7/15/2036, 144A(c)	4,945,681
12,430,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class BR, 3-month LIBOR + 1.650%, 1.782%, 7/02/2035, 144A(a)(c)	12,387,247

Collateralized Loan Obligations – continued
9,720,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class DR, 3-month LIBOR + 2.900%, 3.032%, 7/02/2035, 144A(c)	9,635,124
12,640,000	Palmer Square CLO Ltd., Series 2013-2A, Class A2R3, 3-month LIBOR + 1.500%, 1.624%, 10/17/2031, 144A(a)(c)	12,577,212
5,120,000	Palmer Square CLO Ltd., Series 2013-2A, Class CR3, 3-month LIBOR + 2.700%, 2.824%, 10/17/2031, 144A(c)	5,112,626
1,455,000	Palmer Square CLO Ltd., Series 2015-1A, Class A2R4, 3-month LIBOR + 1.700%, 1.860%, 5/21/2034, 144A(a)(c)	1,457,071
11,440,000	Palmer Square CLO Ltd., Series 2015-1A, Class CR4, 3-month LIBOR + 2.850%, 3.010%, 5/21/2034, 144A(c)	11,351,979
1,710,000	Parallel Ltd., Series 2015-1A, Class DR, 3-month LIBOR + 2.550%, 2.682%, 7/20/2027, 144A(c)	1,711,194
700,000	THL Credit Wind River CLO Ltd., Series 2018-3A, Class D, 3-month LIBOR + 2.950%, 3.082%, 1/20/2031, 144A(c)	691,040
2,135,000	Vibrant CLO XIV Ltd., Series 2021-14A, Class C, 3-month LIBOR + 3.750%, 3.893%, 10/20/2034, 144A(c)	2,152,457

	Total Collateralized Loan Obligations

	(Identified Cost $225,556,696)	224,981,184

Shares

Common Stocks – 7.9%

	Aerospace & Defense – 0.2%
45,881	Lockheed Martin Corp.	16,306,566

	Air Freight & Logistics – 0.2%
67,311	United Parcel Service, Inc., Class B	14,427,440

	Beverages – 0.2%
273,454	Coca-Cola Co. (The)	16,191,211

	Biotechnology – 0.2%
125,021	AbbVie, Inc.	16,927,843

	Capital Markets – 0.4%
14,742	BlackRock, Inc.	13,497,186
143,675	Morgan Stanley	14,103,138

		27,600,324

	Chemicals – 0.2%
574,383	Hexion Holdings Corp., Class B(j)	16,082,724

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Communications Equipment – 0.2%
257,190	Cisco Systems, Inc.	$16,298,130

	Electric Utilities – 0.4%
144,045	Duke Energy Corp.	15,110,320
169,124	NextEra Energy, Inc.	15,789,417

		30,899,737

	Electronic Equipment, Instruments & Components – 0.3%
553,744	Corning, Inc.	20,615,889

	Food & Staples Retailing – 0.2%
97,854	Walmart, Inc.	14,158,495

	Health Care Equipment & Supplies – 0.2%
103,366	Abbott Laboratories	14,547,731

	Health Care Providers & Services – 0.3%
30,333	Anthem, Inc.	14,060,559
19,395	UnitedHealth Group, Inc.	9,739,005

		23,799,564

	Hotels, Restaurants & Leisure – 0.2%
128,904	Starbucks Corp.	15,077,901

	Household Products – 0.2%
98,632	Procter & Gamble Co. (The)	16,134,223

	IT Services – 0.3%
38,486	Accenture PLC, Class A	15,954,371
30,689	Automatic Data Processing, Inc.	7,567,294

		23,521,665

	Machinery – 0.4%
61,292	Cummins, Inc.	13,370,237
39,940	Deere & Co.	13,695,026

		27,065,263

	Media – 0.7%
1,348,430	Altice USA, Inc., Class A(j)	21,817,597
331,868	Comcast Corp., Class A	16,702,917
705,779	iHeartMedia, Inc., Class A(j)	14,849,590

		53,370,104

	Metals & Mining – 0.2%
272,528	Newmont Corp.	16,902,187

	Oil, Gas & Consumable Fuels – 0.4%
93,585	Battalion Oil Corp.(j)	917,133
136,026	Chevron Corp.	15,962,651
35,673	Ranger Oil Corp., Class A(j)	960,317
32,487	Whiting Petroleum Corp.(j)	2,101,259
393,606	Williams Cos., Inc. (The)	10,249,501

		30,190,861

	Pharmaceuticals – 0.5%
201,139	Bristol-Myers Squibb Co.	12,541,017
80,705	Johnson & Johnson	13,806,204
142,866	Merck & Co., Inc.	10,949,250

		37,296,471

	Professional Services – 0.0%
7,905	Clarivate PLC(j)	185,926

	REITs – Diversified – 0.2%
52,726	American Tower Corp.	15,422,355

	Road & Rail – 0.2%
59,361	Union Pacific Corp.	14,954,817

	Semiconductors & Semiconductor Equipment – 0.2%
13,395	Broadcom, Inc.	8,913,167
44,215	Texas Instruments, Inc.	8,333,201

		17,246,368

	Software – 0.2%
17,622	iQor Holdings, Inc.(e)(f)(j)	129,222
42,870	Microsoft Corp.	14,418,039

		14,547,261

	Specialty Retail – 0.2%
26,230	Home Depot, Inc. (The)	10,885,712

	Technology Hardware, Storage & Peripherals – 0.2%
100,861	Apple, Inc.	17,909,888

	Wireless Telecommunication Services – 0.8%
495,584	T-Mobile US, Inc.(j)	57,477,832

	Total Common Stocks

	(Identified Cost $571,377,246)	596,044,488

Preferred Stocks – 1.7%

Convertible Preferred Stocks – 1.5%

	Banking – 0.7%
27,889	Bank of America Corp., Series L, 7.250%(a)	40,310,761
11,335	Wells Fargo & Co., Class A, Series L, 7.500%	16,895,157

		57,205,918

	Food & Beverage – 0.0%
14,418	Bunge Ltd., 4.875%	1,824,598

	Midstream – 0.3%
433,942	El Paso Energy Capital Trust I, 4.750%	21,953,126

	Technology – 0.2%
170,945	Clarivate PLC, Series A, 5.250%	15,532,063

	Wireless – 0.3%
19,569	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A(e)(f)	20,404,792

	Total Convertible Preferred Stocks

	(Identified Cost $107,276,838)	116,920,497

Non-Convertible Preferred Stocks – 0.2%

	Electric – 0.0%
2,925	Connecticut Light & Power Co. (The), Series 1947, 1.900%	146,250

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Non-Convertible Preferred Stocks – continued

Finance Companies – 0.0%
16,004	iStar, Inc., Series G, 7.650%	$408,262

Home Construction – 0.0%
52,867	Hovnanian Enterprises, Inc., 7.625%	1,215,941

REITs – Office Property – 0.1%
2,318	Highwoods Properties, Inc., Series A, 8.625%	2,897,500

REITs – Warehouse/Industrials – 0.1%
169,007	Prologis, Inc., Series Q, 8.540%	10,343,228

Total Non-Convertible Preferred Stocks

	(Identified Cost $11,111,452)	15,011,181

Total Preferred Stocks

	(Identified Cost $118,388,290)	131,931,678

Closed-End Investment Companies – 0.0%
170,568	NexPoint Diversified Real Estate Trust (Identified Cost $9,816,437)	2,316,313

Principal Amount (‡)

Short-Term Investments – 1.5%

$115,840,265	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $115,840,265 on 1/03/2022 collateralized by $20,359,000 U.S. Treasury Inflation Indexed Note, 0.125% due 7/15/2030 valued at $24,587,736; $92,183,500 U.S. Treasury Note, 1.625% due 5/15/2031 valued at $93,569,379 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $115,840,265)	115,840,265

Total Investments – 99.1%

	(Identified Cost $7,304,839,184)	7,521,491,796

	Other assets less liabilities—0.9%	67,924,019

	Net Assets – 100.0%	$7,589,415,815

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

(†)	See Note 2 of Notes to Financial Statements.

(††)	Amount shown represents units. One unit represents a principal amount of 1,000.

(†††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2021 is disclosed.

(c)	Variable rate security. Rate as of December 31, 2021 is disclosed.

(d)	Perpetual bond with no specified maturity date.

(e)	Illiquid security. (Unaudited)

(f)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2021, the value of these securities amounted to $144,814,096 or 1.9% of net assets. See Note 2 of Notes to Financial Statements.

(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

(h)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(i)	Fair valued by the Fund’s adviser. At December 31, 2021, the value of these securities amounted to $4,324,396 or 0.1% of net assets. See Note 2 of Notes to Financial Statements.

(j)	Non-income producing security.

(k)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

(l)	Interest rate represents annualized yield at time of purchase; not a coupon rate.

(m)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.

(n)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 0.75%, to which the spread is added. See Note 10 of Notes to Financial Statements.

(o)	Position is unsettled. Contract rate was not determined at December 31, 2021 and does not take effect until settlement date. Maturity date is not finalized until settlement date.

(p)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 0.50%, to which the spread is added. See Note 10 of Notes to Financial Statements.

(q)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 1.00%, to which the spread is added. See Note 10 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of Rule 144A holdings amounted to $2,910,456,449 or 38.3% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate

BRL	Brazilian Real
INR	Indian Rupee
MXN	Mexican Peso

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Bond Fund – continued

At December 31, 2021, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	3/03/2022	BRL	S	115,203,000	$20,017,550	$20,397,738	$(380,188)

At December 31, 2021, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	3/22/2022	4,376	$566,345,189	$570,931,250	$4,586,061

At December 31, 2021, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10-Year U.S. Treasury Note	3/22/2022	7,034	$1,017,588,241	$1,030,041,375	$(12,453,134)

Industry Summary at December 31, 2021

Treasuries	10.9%
Cable Satellite	7.2
Finance Companies	4.6
Banking	4.0
ABS Home Equity	3.8
Independent Energy	3.5
Metals & Mining	3.2
ABS Car Loan	3.0
Life Insurance	2.9
Wireless	2.5
Airlines	2.5
ABS Other	2.5
Technology	2.4
Pharmaceuticals	2.3
Consumer Cyclical Services	2.3
Other Investments, less than 2% each	37.0
Collateralized Loan Obligations	3.0
Short-Term Investments	1.5
Closed-End Investment Companies	0.0 *

Total Investments	99.1
Other assets less liabilities (including forward foreign currency and futures contracts)	0.9

Net Assets	100.0%

* Less than 0.1%

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 86.2% of Net Assets

Non-Convertible Bonds – 84.5%

	ABS Car Loan – 8.2%
$100,000	American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.400%, 6/15/2026, 144A	$100,937
335,000	American Credit Acceptance Receivables Trust, Series 2021-3, Class D, 1.340%, 11/15/2027, 144A	330,343
230,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class D, 4.040%, 11/18/2024(a)	238,138
235,000	AmeriCredit Automobile Receivables Trust, Series 2021-1, Class D, 1.210%, 12/18/2026	231,834
100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025, 144A	104,726
620,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A, 2.360%, 3/20/2026, 144A(a)	633,754
100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.680%, 8/20/2026, 144A	102,072
600,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A, 2.020%, 2/20/2027, 144A(a)	606,589
100,000	CarMax Auto Owner Trust, Series 2021-3, Class D, 1.500%, 1/18/2028	98,217
400,000	CPS Auto Receivables Trust, Series 2020-C, Class C, 1.710%, 8/17/2026, 144A(a)	402,483
370,000	Credit Acceptance Auto Loan Trust, Series 2020-2A, Class C, 2.730%, 11/15/2029, 144A	377,378
250,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.280%, 2/15/2030, 144A	252,197
260,000	Credit Acceptance Auto Loan Trust, Series 2021-2A, Class C, 1.640%, 6/17/2030, 144A	256,461
250,000	Credit Acceptance Auto Loan Trust, Series 2021-3A, Class C, 1.630%, 9/16/2030, 144A	246,449
145,000	Drive Auto Receivables Trust, Series 2018-5, Class D, 4.300%, 4/15/2026	148,580
100,000	Drive Auto Receivables Trust, Series 2019-1, Class D, 4.090%, 6/15/2026	102,206
340,000	Drive Auto Receivables Trust, Series 2021-1, Class D, 1.450%, 1/16/2029	338,274
690,000	Drive Auto Receivables Trust, Series 2021-2, Class D, 1.390%, 3/15/2029	676,472
115,000	DT Auto Owner Trust, Series 2021-2A, Class C, 1.500%, 2/16/2027, 144A	113,740

	ABS Car Loan – continued
690,000	DT Auto Owner Trust, Series 2021-3A, Class D, 1.310%, 5/17/2027, 144A	674,395
315,000	Exeter Automobile Receivables Trust, Series 2019-4A, Class D, 2.580%, 9/15/2025, 144A(a)	320,106
150,000	Exeter Automobile Receivables Trust, Series 2021-1A, Class D, 1.080%, 11/16/2026	148,133
495,000	Exeter Automobile Receivables Trust, Series 2021-3A, Class D, 1.550%, 6/15/2027	486,726
235,000	First Investors Auto Owner Trust, Series 2019-1A, Class D, 3.550%, 4/15/2025, 144A	239,872
285,000	First Investors Auto Owner Trust, Series 2021-1A, Class D, 1.620%, 3/15/2027, 144A	282,869
165,000	Flagship Credit Auto Trust, Series 2021-1, Class D, 1.270%, 3/15/2027, 144A	162,508
175,000	Flagship Credit Auto Trust, Series 2021-2, Class D, 1.590%, 6/15/2027, 144A	172,412
210,000	Flagship Credit Auto Trust, Series 2021-3, Class D, 1.650%, 9/15/2027, 144A	206,096
1,125,000	Ford Credit Auto Owner Trust, Series 2021-A, Class A3, 0.300%, 8/15/2025(a)	1,117,552
270,000	Foursight Capital Automobile Receivables Trust, Series 2021-1, Class D, 1.320%, 3/15/2027, 144A	263,504
170,000	Foursight Capital Automobile Receivables Trust, Series 2021-2, Class D, 1.920%, 9/15/2027, 144A	167,187
250,000	GLS Auto Receivables Trust, Series 2019-2A, Class C, 3.540%, 2/18/2025, 144A	255,286
285,000	GLS Auto Receivables Trust, Series 2021-2A, Class D, 1.420%, 4/15/2027, 144A	280,716
832,964	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A3, 1.840%, 9/16/2024(a)	839,118
425,000	GM Financial Consumer Automobile Receivables Trust, Series 2021-1, Class A3, 0.350%, 10/16/2025(a)	422,291
840,000	GM Financial Consumer Automobile Receivables Trust, Series 2021-2, Class A3, 0.510%, 4/16/2026(a)	834,197
1,300,000	Honda Auto Receivables Owner Trust, Series 2020-1, Class A4, 1.630%, 10/21/2026(a)	1,313,434
670,000	Honda Auto Receivables Owner Trust, Series 2021-1, Class A3, 0.270%, 4/21/2025(a)	666,412
330,000	Honda Auto Receivables Owner Trust, Series 2021-2, Class A3, 0.330%, 8/15/2025(a)	327,819
184,296	JPMorgan Chase Bank NA, Series 2021-1, Class D, 1.174%, 9/25/2028, 144A	183,623

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	ABS Car Loan – continued
$170,000	Prestige Auto Receivables Trust, Series 2020-1A, Class E, 3.670%, 2/15/2028, 144A	$173,544
450,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.220%, 7/15/2025(a)	458,810
200,000	Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.110%, 12/15/2025(a)	205,829
225,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class D, 2.220%, 9/15/2026	228,238
315,000	Santander Drive Auto Receivables Trust, Series 2021-1, Class D, 1.130%, 11/16/2026	313,125
400,000	Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.350%, 7/15/2027	397,545
485,000	Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.330%, 9/15/2027	478,638
840,584	Toyota Auto Receivables Owner Trust, Series 2019-B, Class A3, 2.570%, 8/15/2023(a)	846,802
621,188	Toyota Auto Receivables Owner Trust, Series 2020-A, Class A3, 1.660%, 5/15/2024(a)	625,349
125,000	Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.650%, 2/17/2026, 144A	125,298
275,000	Westlake Automobile Receivables Trust, Series 2021-2A, Class D, 1.230%, 12/15/2026, 144A	270,598
1,085,000	World Omni Auto Receivables Trust, Series 2021-B, Class A3, 0.420%, 6/15/2026(a)	1,077,279

		19,926,161

	ABS Credit Card – 0.2%
240,000	Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.090%, 7/15/2024, 144A	240,823
265,000	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.540%, 3/20/2026, 144A	264,754

		505,577

	ABS Home Equity – 4.7%
472,825	CIM Trust, Series 2021-NR2, Class A1, 2.568%, 7/25/2059, 144A(b)	471,639
100,000	CoreVest American Finance Trust, Series 2021-1, Class C, 2.800%, 4/15/2053, 144A	98,449
160,000	CoreVest American Finance Trust, Series 2021-2, Class C, 2.478%, 7/15/2054, 144A	153,979
100,000	CoreVest American Finance Trust, Series 2021-3, Class D, 3.469%, 10/15/2054, 144A	99,732

	ABS Home Equity – continued
258,478	Credit Suisse Mortgage Trust, Series 2021-RPL1, Class A1, 1.668%, 9/27/2060, 144A(b)	256,307
100,000	Credit Suisse Mortgage Trust, Series 2021-RPL3, Class M2, 3.750%, 1/25/2060, 144A	107,160
617,016	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 1.796%, 12/27/2060, 144A(b)	612,829
260,000	FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.389%, 8/17/2038, 144A	253,980
220,000	FirstKey Homes Trust, Series 2021-SFR1, Class E2, 2.489%, 8/17/2038, 144A	215,568
205,000	FirstKey Homes Trust, Series 2021-SFR2, Class E1, 2.258%, 9/17/2038, 144A	199,653
105,000	FirstKey Homes Trust, Series 2021-SFR2, Class E2, 2.358%, 9/17/2038, 144A	101,466
100,000	FRTKL, Series 2021-SFR1, Class E1, 2.372%, 9/17/2038, 144A	97,472
100,000	FRTKL, Series 2021-SFR1, Class E2, 2.522%, 9/17/2038, 144A	97,478
213,351	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(a)(b)	216,419
96,495	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041, 144A	94,158
414,756	Home Partners of America Trust, Series 2021-2, Class E1, 2.852%, 12/17/2026, 144A	402,864
214,874	Home Partners of America Trust, Series 2021-2, Class E2, 2.952%, 12/17/2026, 144A	208,777
99,984	Invitation Homes Trust, Series 2018-SFR2, Class B, 1-month LIBOR + 1.080%, 1.190%, 6/17/2037, 144A(c)	99,863
25,019	Invitation Homes Trust, Series 2018-SFR3, Class B, 1-month LIBOR + 1.150%, 1.259%, 7/17/2037, 144A(c)	24,983
251,841	Legacy Mortgage Asset Trust, Series 2019-GS4, Class A1, 3.438%, 5/25/2059, 144A(b)	251,976
101,349	Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.250%, 11/25/2059, 144A(b)	101,637
538,838	Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 3.250%, 6/25/2060, 144A(b)	544,746
485,000	Legacy Mortgage Asset Trust, Series 2020-RPL1, Class A2, 3.250%, 9/25/2059, 144A(a)(b)	509,121
273,041	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.750%, 4/25/2061, 144A(b)	270,661

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	ABS Home Equity – continued
$9,419	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 2.562%, 7/25/2035(b)(d)(e)	$8,643
135,000	Progress Residential Trust, Series 2019-SFR1, Class E, 4.466%, 8/17/2035, 144A	135,357
235,000	Progress Residential Trust, Series 2021-SFR2, Class E1, 2.547%, 4/19/2038, 144A	230,246
100,000	Progress Residential Trust, Series 2021-SFR3, Class E1, 2.538%, 5/17/2026, 144A	98,401
100,000	Progress Residential Trust, Series 2021-SFR3, Class E2, 2.688%, 5/17/2026, 144A	98,206
100,000	Progress Residential Trust, Series 2021-SFR4, Class E1, 2.409%, 5/17/2038, 144A	97,797
100,000	Progress Residential Trust, Series 2021-SFR4, Class E2, 2.559%, 5/17/2038, 144A	97,804
120,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038, 144A	116,440
150,000	Progress Residential Trust, Series 2021-SFR6, Class E1, 2.425%, 7/17/2038, 144A	147,226
100,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038, 144A	98,113
265,000	Progress Residential Trust, Series 2021-SFR7, Class E1, 2.591%, 8/17/2040, 144A	256,588
100,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040, 144A	96,826
100,000	Progress Residential Trust, Series 2021-SFR9, Class E1, 2.811%, 11/17/2040, 144A	96,324
438,295	PRPM LLC, Series 2021-1, Class A1, 2.115%, 1/25/2026, 144A(b)	435,547
175,319	PRPM LLC, Series 2021-2, Class A1, 2.115%, 3/25/2026, 144A(b)	173,702
349,192	PRPM LLC, Series 2021-3, Class A1, 1.867%, 4/25/2026, 144A(b)	347,066
123,083	PRPM LLC, Series 2021-4, Class A1, 1.867%, 4/25/2026, 144A(b)	122,737
406,823	PRPM LLC, Series 2021-5, Class A1, 1.793%, 6/25/2026, 144A(b)	400,891
390,000	Toorak Mortgage Corp., Series 2021-1, Class A1, 2.240%, 6/25/2024, 144A(b)	388,575
120,000	Towd Point Mortgage Trust, Series 2016-3, Class M2, 4.000%, 4/25/2056, 144A(b)	125,123
240,000	Towd Point Mortgage Trust, Series 2018-5, Class M1, 3.250%, 7/25/2058, 144A(b)	246,297
328,903	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.900%, 10/25/2059, 144A(a)(b)	335,231

	ABS Home Equity – continued
184,010	VCAT LLC, Series 2021-NPL1, Class A1, 2.289%, 12/26/2050, 144A(b)	183,716
397,236	VCAT LLC, Series 2021-NPL5, Class A1, 1.868%, 8/25/2051, 144A(b)	391,970
121,855	VOLT XCII LLC, Series 2021-NPL1, Class A1, 1.893%, 2/27/2051, 144A(b)	121,063
316,676	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 1.893%, 2/27/2051, 144A(b)	314,151
286,055	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051, 144A(b)	284,525
203,298	VOLT XCVI LLC, Series 2021-NPL5, Class A1, 2.116%, 3/27/2051, 144A(b)	202,344
407,533	VOLT XCVII LLC, Series 2021-NPL6, Class A1, 2.240%, 4/25/2051, 144A(b)	405,091

		11,546,917

	ABS Other – 2.8%
100,000	Affirm Asset Securitization Trust, Series 2021-B, Class C, 1.400%, 8/17/2026, 144A	98,769
275,110	Apollo Aviation Securitization Equity Trust, Series 2021-1A, Class A, 2.950%, 11/16/2041, 144A	267,519
100,000	Aqua Finance Trust, Series 2021-A, Class B, 2.400%, 7/17/2046, 144A	98,769
164,339	Business Jet Securities LLC, Series 2021-1A, Class A, 2.162%, 4/15/2036, 144A	161,349
355,000	DB Master Finance LLC, Series 2021-1A, Class A2II, 2.493%, 11/20/2051, 144A	353,412
155,000	Dell Equipment Finance Trust, Series 2020-2, Class D, 1.920%, 3/23/2026, 144A	156,222
100,000	Freedom Financial Trust, Series 2021-2, Class C, 1.940%, 6/19/2028, 144A	100,098
215,000	Freedom Financial Trust, Series 2021-3FP, Class D, 2.370%, 11/20/2028, 144A	211,595
150,000	HPEFS Equipment Trust, Series 2019-1A, Class C, 2.490%, 9/20/2029, 144A(a)	151,101
115,000	HPEFS Equipment Trust, Series 2021-1A, Class D, 1.030%, 3/20/2031, 144A	113,457
359,133	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636%, 10/15/2046, 144A	361,600
100,000	Marlette Funding Trust, Series 2021-2A, Class C, 1.500%, 9/15/2031, 144A	98,476
105,000	Marlette Funding Trust, Series 2021-3A, Class C, 1.810%, 12/15/2031, 144A	103,382
122,736	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(b)	111,307
85,140	MVW LLC, Series 2021-1WA, Class C, 1.940%, 1/22/2041, 144A	84,670
145,000	OneMain Financial Issuance Trust, Series 2018-2A, Class B, 3.890%, 3/14/2033, 144A	150,820

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	ABS Other – continued
$240,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036, 144A	$237,638
502,943	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	489,591
85,596	Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class C, 3.120%, 5/20/2036, 144A	86,374
59,508	Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class C, 3.000%, 8/20/2036, 144A	59,741
64,017	Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.790%, 11/20/2037, 144A	63,198
527,996	SLAM Ltd., Series 2021-1A, Class A, 2.434%, 6/15/2046, 144A	515,099
1,000,000	SoFi Consumer Loan Program Trust, Series 2019-3, Class C, 3.350%, 5/25/2028, 144A(a)	1,011,530
110,000	SoFi Consumer Loan Program Trust, Series 2019-4, Class C, 2.840%, 8/25/2028, 144A	111,732
247,333	Textainer Marine Containers VII Ltd., Series 2021-1A, Class A, 1.680%, 2/20/2046, 144A	240,449
397,600	Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.230%, 4/20/2046, 144A	395,910
269,398	TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 2/20/2046, 144A	260,925
115,000	Towd Point Mortgage Trust, Series 2011-1, Class M1, 3.750%, 10/25/2056, 144A(b)	119,381
519,619	Triton Container Finance VIII LLC, Series 2021-1A, Class A, 1.860%, 3/20/2046, 144A	508,725
199,554	Wave Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042, 144A	194,063

		6,916,902

	ABS Student Loan – 0.9%
100,000	College Ave Student Loans LLC, Series 2021-A, Class C, 2.920%, 7/25/2051, 144A	99,533
124,288	Commonbond Student Loan Trust, Series 2019-AGS, Class B, 3.040%, 1/25/2047, 144A	126,119
55,889	Navient Private Education Refi Loan Trust, Series 2020-HA, Class A, 1.310%, 1/15/2069, 144A	55,664
262,071	Navient Private Education Refi Loan Trust, Series 2021-A, Class A, 0.840%, 5/15/2069, 144A(a)	258,760
135,000	Navient Private Education Refi Loan Trust, Series 2021-A, Class B, 2.240%, 5/15/2069, 144A	133,790
100,000	Navient Private Education Refi Loan Trust, Series 2021-EA, Class B, 2.030%, 12/16/2069, 144A	97,299

	ABS Student Loan – continued
195,000	Navient Private Education Refi Loan Trust, Series 2021-FA, Class B, 2.120%, 2/18/2070, 144A	191,318
176,342	SMB Private Education Loan Trust, Series 2018-C, Class A2A, 3.630%, 11/15/2035, 144A(a)	182,960
627,624	SMB Private Education Loan Trust, Series 2020-A, Class A2A, 2.230%, 9/15/2037, 144A(a)	634,770
195,000	SMB Private Education Loan Trust, Series 2021-A, Class A2A2, 1-month LIBOR + 0.730%, 0.840%, 1/15/2053, 144A(a)(c)	195,722
210,000	SMB Private Education Loan Trust, Series 2021-B, Class B, 2.650%, 7/17/2051, 144A	210,902
100,000	SoFi Professional Loan Program LLC, Series 2017-A, Class C, 4.430%, 3/26/2040, 144A(b)	103,256

		2,290,093

	ABS Whole Business – 0.8%
240,625	DB Master Finance LLC, Series 2017-1A, Class A2II, 4.030%, 11/20/2047, 144A	251,147
163,930	Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2II, 4.328%, 7/25/2048, 144A	172,412
98,250	Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.668%, 10/25/2049, 144A	103,409
606,950	Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.662%, 4/25/2051, 144A	609,505
99,500	Hardee’s Funding LLC, Series 2021-1A, Class A2, 2.865%, 6/20/2051, 144A	97,851
460,000	Taco Bell Funding LLC, Series 2021-1A, Class A2II, 2.294%, 8/25/2051, 144A	454,719
263,675	Wendy’s Funding LLC, Series 2021-1A, Class A2I, 2.370%, 6/15/2051, 144A	257,586
99,500	Wendy’s Funding LLC, Series 2021-1A, Class A2II, 2.775%, 6/15/2051, 144A	99,258

		2,045,887

	Aerospace & Defense – 2.1%
1,215,000	Boeing Co. (The), 2.196%, 2/04/2026	1,214,710
85,000	Boeing Co. (The), 3.100%, 5/01/2026	88,568
510,000	Boeing Co. (The), 3.625%, 2/01/2031	543,856
85,000	Boeing Co. (The), 3.625%, 3/01/2048	84,174
50,000	Boeing Co. (The), 3.750%, 2/01/2050	51,810
390,000	Boeing Co. (The), 3.850%, 11/01/2048	404,776
260,000	Boeing Co. (The), 3.950%, 8/01/2059	270,064
95,000	Boeing Co. (The), 5.150%, 5/01/2030	110,685
510,000	Boeing Co. (The), 5.805%, 5/01/2050	690,604
376,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	391,510
1,125,000	Textron, Inc., 3.000%, 6/01/2030	1,160,935

		5,011,692

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Airlines – 1.4%
$1,302,702	Air Canada Pass Through Trust, Series 2020-2A, 5.250%, 10/01/2030, 144A	$1,401,278
45,253	American Airlines Pass Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	42,792
455,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	485,713
192,091	U.S. Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	202,379
420,255	U.S. Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	418,154
230,093	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	226,002
451,650	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/2029	493,685
40,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	41,709
60,000	United Airlines, Inc., 4.625%, 4/15/2029, 144A	61,875

		3,373,587

	Automotive – 1.4%
615,000	Ford Motor Co., 3.250%, 2/12/2032	629,760
1,614,000	General Motors Co., 5.200%, 4/01/2045(a)	1,996,926
250,000	General Motors Co., 6.250%, 10/02/2043	342,110
315,000	General Motors Financial Co., Inc., 1.050%, 3/08/2024	313,336

		3,282,132

	Banking – 10.5%
200,000	Ally Financial, Inc., 2.200%, 11/02/2028	198,665
2,255,000	Ally Financial, Inc., 4.125%, 2/13/2022	2,263,896
420,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 4/17/2025, 144A	458,329
370,000	Bank of America Corp., (fixed rate to 10/24/2030, variable rate thereafter), MTN, 1.922%, 10/24/2031	354,259
635,000	Bank of America Corp., (fixed rate to 12/20/2022, variable rate thereafter), 3.004%, 12/20/2023(a)	648,125
1,244,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028(a)	1,328,175
335,000	Bank of America Corp., (fixed rate to 4/29/2030, variable rate thereafter), 2.592%, 4/29/2031	338,409

	Banking – continued
235,000	Bank of America Corp., (fixed rate to 7/23/2030, variable rate thereafter), MTN, 1.898%, 7/23/2031	224,913
314,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	346,468
536,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	586,461
950,000	Barclays PLC, (fixed rate to 11/24/2026, variable rate thereafter), 2.279%, 11/24/2027	951,694
555,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(f)	543,623
1,245,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	1,275,047
1,145,000	BNP Paribas S.A., 2.824%, 1/26/2041, 144A	1,093,590
1,040,000	BNP Paribas S.A., (fixed rate to 3/01/2028, variable rate thereafter), 4.375%, 3/01/2033, 144A	1,128,049
1,060,000	Citigroup, Inc., (fixed rate to 3/31/2030, variable rate thereafter), 4.412%, 3/31/2031	1,210,583
80,000	Citigroup, Inc., (fixed rate to 6/03/2030, variable rate thereafter), 2.572%, 6/03/2031	80,692
640,000	Credit Agricole S.A., 2.811%, 1/11/2041, 144A	612,380
250,000	Credit Agricole S.A., (fixed rate to 1/10/2028, variable rate thereafter), EMTN, 4.000%, 1/10/2033	266,403
400,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	408,928
295,000	Deutsche Bank AG, (fixed rate to 5/28/2031, variable rate thereafter), 3.035%, 5/28/2032	297,253
1,619,000	JPMorgan Chase & Co., 4.125%, 12/15/2026(a)	1,785,710
220,000	JPMorgan Chase & Co., (fixed rate to 10/15/2029, variable rate thereafter), 2.739%, 10/15/2030	226,046
740,000	JPMorgan Chase & Co., (fixed rate to 11/19/2030, variable rate thereafter), 1.764%, 11/19/2031(a)	701,368
470,000	JPMorgan Chase & Co., (fixed rate to 4/22/2026, variable rate thereafter), 1.578%, 4/22/2027(a)	464,461
482,000	Morgan Stanley, 3.950%, 4/23/2027	530,624
1,205,000	Morgan Stanley, (fixed rate to 2/13/2031, variable rate thereafter), MTN, 1.794%, 2/13/2032(a)	1,140,587
953,000	Morgan Stanley, GMTN, 4.350%, 9/08/2026	1,053,387
1,727,000	Morgan Stanley, MTN, 6.250%, 8/09/2026(a)	2,060,002
655,000	NatWest Group PLC, (fixed rate to 6/14/2026, variable rate thereafter), 1.642%, 6/14/2027	646,018
1,685,000	Societe Generale S.A., (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035, 144A(a)	1,735,624

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$540,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	$588,347

		25,548,116

	Brokerage – 0.5%
733,000	Jefferies Group LLC, 6.250%, 1/15/2036	971,660
110,000	Owl Rock Technology Finance Corp., 2.500%, 1/15/2027	107,727

		1,079,387

	Building Materials – 1.7%
2,210,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	2,201,889
310,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%, 144A(f)	320,850
211,000	Masco Corp., 6.500%, 8/15/2032	279,018
104,000	Masco Corp., 7.750%, 8/01/2029	138,913
778,000	Owens Corning, 7.000%, 12/01/2036	1,098,580

		4,039,250

	Cable Satellite – 2.4%
30,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	29,515
565,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 5/01/2032	581,244
165,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 2.800%, 4/01/2031	163,266
2,335,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.700%, 4/01/2051	2,257,447
370,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.850%, 4/01/2061	348,913
195,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.900%, 6/01/2052	195,539
1,595,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.950%, 6/30/2062	1,536,591
165,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.125%, 7/01/2049	191,395
400,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	378,500
145,000	Time Warner Cable LLC, 5.500%, 9/01/2041	175,800

		5,858,210

	Chemicals – 0.6%
200,000	Alpek SAB de CV, 3.250%, 2/25/2031, 144A	199,500
200,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	212,700
400,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	461,000
525,000	Orbia Advance Corp. SAB de CV, 2.875%, 5/11/2031, 144A	516,621

		1,389,821

	Collateralized Mortgage Obligations – 0.1%
168,054	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035(a)	191,853

	Construction Machinery – 1.1%
2,680,000	Caterpillar Financial Services Corp., MTN, 0.450%, 5/17/2024(a)	2,646,805

	Consumer Cyclical Services – 1.0%
180,000	Expedia Group, Inc., 2.950%, 3/15/2031	179,744
1,130,000	Expedia Group, Inc., 3.250%, 2/15/2030	1,153,166
535,000	Expedia Group, Inc., 3.800%, 2/15/2028	571,995
210,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	213,851
375,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	408,111

		2,526,867

	Consumer Products – 0.3%
360,000	Hasbro, Inc., 6.600%, 7/15/2028	446,158
300,000	Natura Cosmeticos S.A., 4.125%, 5/03/2028, 144A	294,375

		740,533

	Diversified Manufacturing – 0.4%
510,000	GE Capital Funding LLC, 4.550%, 5/15/2032	603,251
241,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	287,600

		890,851

	Electric – 0.8%
605,000	Calpine Corp., 3.750%, 3/01/2031, 144A	583,069
95,000	Edison International, 4.950%, 4/15/2025	103,318
140,000	Pacific Gas & Electric Co., 3.250%, 6/01/2031	140,462
175,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	162,114
225,000	Pacific Gas & Electric Co., 4.250%, 3/15/2046	224,517
290,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	293,193
310,000	Pacific Gas & Electric Co., 4.750%, 2/15/2044	321,475

		1,828,148

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Finance Companies – 3.8%
$315,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.000%, 10/29/2028	$319,453
400,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	407,509
290,000	Air Lease Corp., 3.125%, 12/01/2030	295,908
196,000	Air Lease Corp., 4.625%, 10/01/2028	216,186
125,000	Air Lease Corp., MTN, 3.000%, 2/01/2030	124,762
675,000	Ares Capital Corp., 2.875%, 6/15/2028	672,005
635,000	Ares Capital Corp., 3.200%, 11/15/2031	624,321
225,000	Aviation Capital Group LLC, 1.950%, 1/30/2026, 144A	219,460
315,000	Barings BDC, Inc., 3.300%, 11/23/2026, 144A	311,545
425,000	FS KKR Capital Corp., 3.125%, 10/12/2028	422,840
15,000	Navient Corp., 5.000%, 3/15/2027	15,298
95,000	Navient Corp., 5.875%, 10/25/2024	101,294
110,000	Navient Corp., 6.750%, 6/15/2026	121,589
84,000	Navient Corp., MTN, 5.625%, 8/01/2033	80,010
6,000	Navient Corp., MTN, 6.125%, 3/25/2024	6,398
165,000	Oaktree Specialty Lending Corp., 2.700%, 1/15/2027	163,722
510,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	500,605
1,920,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	2,019,015
375,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	372,187
330,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	331,237
995,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	1,009,925
865,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	876,141

		9,211,410

	Financial Other – 1.0%
1,110,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027, 144A	1,080,391
200,000	CIFI Holdings Group Co. Ltd., 6.450%, 11/07/2024	197,592
200,000	Country Garden Holdings Co. Ltd., 3.300%, 1/12/2031	170,068
180,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	175,500
200,000	Shimao Group Holdings Ltd., 4.750%, 7/03/2022	143,834
200,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027	121,058

	Financial Other – continued
200,000	Shimao Group Holdings Ltd., 5.600%, 7/15/2026	124,788
200,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024	128,242
200,000	Times China Holdings Ltd., 5.750%, 1/14/2027	135,078
200,000	Times China Holdings Ltd., 6.200%, 3/22/2026	136,388

		2,412,939

	Food & Beverage – 1.6%
990,000	Anheuser-Busch InBev Worldwide, Inc., 4.500%, 6/01/2050	1,220,490
1,066,000	Fomento Economico Mexicano SAB de CV, 3.500%, 1/16/2050	1,114,609
225,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.750%, 12/01/2031, 144A	228,375
815,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	956,476
300,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032, 144A	304,209
5,000	Pilgrim’s Pride Corp., 4.250%, 4/15/2031, 144A	5,250

		3,829,409

	Gaming – 0.3%
425,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031, 144A	414,349
190,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	191,024

		605,373

	Government Owned – No Guarantee – 1.8%
98,900,000	Export-Import Bank of Korea, 4.890%, 8/09/2023, 144A, (INR)(a)	1,315,444
19,600,000	Export-Import Bank of Korea, MTN, 6.750%, 8/09/2022, (INR)(a)	265,596
485,000	Indian Railway Finance Corp. Ltd., 2.800%, 2/10/2031, 144A	471,949
780,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	1,018,460
1,205,000	Saudi Arabian Oil Co., 3.250%, 11/24/2050, 144A(a)	1,172,202
200,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 1/14/2030	179,126

		4,422,777

	Health Insurance – 0.4%
810,000	Centene Corp., 2.500%, 3/01/2031	788,547
155,000	Centene Corp., 2.625%, 8/01/2031	151,900
110,000	Centene Corp., 3.000%, 10/15/2030	111,816

		1,052,263

	Healthcare – 1.3%
10,000	Cigna Corp., 7.875%, 5/15/2027	12,926
195,000	HCA, Inc., 3.500%, 9/01/2030	206,091
1,192,000	HCA, Inc., 4.500%, 2/15/2027	1,313,113
1,340,000	HCA, Inc., 5.250%, 6/15/2049	1,720,989

		3,253,119

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Home Construction – 1.7%
$200,000	Logan Group Co. Ltd., 4.850%, 12/14/2026	$180,990
510,000	MDC Holdings, Inc., 6.000%, 1/15/2043	645,168
260,000	Meritage Homes Corp., 3.875%, 4/15/2029, 144A	273,000
1,700,000	PulteGroup, Inc., 6.000%, 2/15/2035(a)	2,186,250
600,000	PulteGroup, Inc., 6.375%, 5/15/2033	780,204

		4,065,612

	Hybrid ARMs – 0.0%
1,772	FNMA, 6-month LIBOR + 1.460%, 1.585%, 2/01/2037(c)	1,810
7,349	FNMA, 12-month LIBOR + 1.811%, 2.069%, 9/01/2036(c)	7,741

		9,551

	Independent Energy – 2.4%
1,160,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	1,228,312
120,000	Continental Resources, Inc., 2.875%, 4/01/2032, 144A	117,391
353,000	Continental Resources, Inc., 3.800%, 6/01/2024	368,343
13,000	Continental Resources, Inc., 4.500%, 4/15/2023	13,396
400,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	471,048
190,000	Diamondback Energy, Inc., 3.125%, 3/24/2031	195,823
280,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	275,800
370,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031, 144A	362,600
40,000	EQT Corp., 3.125%, 5/15/2026, 144A	41,061
385,000	EQT Corp., 3.625%, 5/15/2031, 144A	399,438
100,000	EQT Corp., 3.900%, 10/01/2027	107,252
75,000	EQT Corp., 5.000%, 1/15/2029	83,063
505,000	Hess Corp., 5.600%, 2/15/2041	623,453
40,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	42,365
450,000	Leviathan Bond Ltd., 6.500%, 6/30/2027, 144A	482,823
240,000	Occidental Petroleum Corp., 4.100%, 2/15/2047	235,200
275,000	Occidental Petroleum Corp., 4.200%, 3/15/2048	275,000
20,000	Occidental Petroleum Corp., 4.400%, 8/15/2049	20,250
40,000	Occidental Petroleum Corp., 4.500%, 7/15/2044	41,186
45,000	Occidental Petroleum Corp., 4.625%, 6/15/2045	46,800
315,000	Ovintiv, Inc., 6.500%, 8/15/2034	405,301
15,000	Ovintiv, Inc., 7.375%, 11/01/2031	19,553
65,000	Southwestern Energy Co., 4.750%, 2/01/2032	68,452

		5,923,910

	Leisure – 0.1%
80,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	79,646
110,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	111,271

		190,917

	Life Insurance – 2.1%
490,000	Athene Global Funding, 1.608%, 6/29/2026, 144A	480,968
159,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	174,495
1,488,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(g)(h)	2,386,633
1,560,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(g)(h)	2,089,870

		5,131,966

	Lodging – 0.2%
165,000	Marriott International, Inc., Series HH, 2.850%, 4/15/2031	164,495
40,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	40,261
285,000	Travel & Leisure Co., 4.500%, 12/01/2029, 144A	287,418
65,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	65,325
10,000	Travel & Leisure Co., 6.000%, 4/01/2027	10,868
10,000	Travel & Leisure Co., 6.625%, 7/31/2026, 144A	11,088

		579,455

	Media Entertainment – 0.6%
55,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	55,777
25,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	26,003
70,000	Netflix, Inc., 4.875%, 4/15/2028	79,800
765,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	892,181
30,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	35,625
90,000	Netflix, Inc., 5.875%, 11/15/2028	108,225
105,000	Netflix, Inc., 6.375%, 5/15/2029	130,462

		1,328,073

	Metals & Mining – 1.7%
735,000	Anglo American Capital PLC, 2.875%, 3/17/2031, 144A	731,533
200,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	215,250
260,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	273,000
500,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	608,750
1,450,000	Glencore Funding LLC, 2.500%, 9/01/2030, 144A	1,408,820
830,000	Glencore Funding LLC, 2.850%, 4/27/2031, 144A	820,437
85,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	81,919

		4,139,709

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Midstream – 1.6%
$240,000	DCP Midstream Operating LP, 3.250%, 2/15/2032	$241,800
125,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	163,585
588,000	Enable Midstream Partners LP, 5.000%, 5/15/2044	637,698
404,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	630,011
565,000	Galaxy Pipeline Assets Bidco Ltd., 2.940%, 9/30/2040, 144A(a)	562,296
43,000	ONEOK Partners LP, 6.200%, 9/15/2043	55,502
27,000	Plains All American Pipeline LP/PAA Finance Corp., 2.850%, 1/31/2023	27,370
55,000	Plains All American Pipeline LP/PAA Finance Corp., 3.800%, 9/15/2030	57,433
10,000	Plains All American Pipeline LP/PAA Finance Corp., 4.300%, 1/31/2043	10,025
455,000	Plains All American Pipeline LP/PAA Finance Corp., 4.700%, 6/15/2044	483,850
45,000	Plains All American Pipeline LP/PAA Finance Corp., 4.900%, 2/15/2045	48,836
85,000	Western Midstream Operating LP, 5.300%, 2/01/2030	93,418
130,000	Western Midstream Operating LP, 5.300%, 3/01/2048	156,651
35,000	Western Midstream Operating LP, 5.450%, 4/01/2044	41,825
25,000	Western Midstream Operating LP, 5.500%, 8/15/2048	29,863
120,000	Western Midstream Operating LP, 6.500%, 2/01/2050	141,901
392,000	Williams Cos., Inc. (The), 3.350%, 8/15/2022	395,673

		3,777,737

	Non-Agency Commercial Mortgage-Backed Securities – 1.9%
345,000	BANK, Series 2021-BN35, Class AS, 2.457%, 6/15/2064(a)	343,704
95,000	BPR Trust, Series 2021-NRD, Class B, 30-day Average SOFR + 2.124%, 2.224%, 12/15/2023, 144A(c)	94,762
105,000	BPR Trust, Series 2021-NRD, Class C, 30-day Average SOFR + 2.424%, 2.524%, 12/15/2023, 144A(c)	104,738
65,000	BPR Trust, Series 2021-NRD, Class D, 30-day Average SOFR + 3.723%, 3.823%, 12/15/2023, 144A(c)	64,839
215,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class AM, 3.416%, 10/15/2045, 144A(a)	214,939
100,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class B, 4.185%, 9/15/2037, 144A	98,059
139,275	Extended Stay America Trust, Series 2021-ESH, Class C, 1-month LIBOR + 1.700%, 1.810%, 7/15/2038, 144A(c)	139,275

	Non-Agency Commercial Mortgage-Backed Securities – continued
99,482	Extended Stay America Trust, Series 2021-ESH, Class D, 1-month LIBOR + 2.250%, 2.360%, 7/15/2038, 144A(c)	99,482
115,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.550%, 3/05/2033, 144A(b)	117,285
125,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class B, 3.550%, 3/05/2033, 144A(b)	123,109
125,000	GS Mortgage Securities Trust, Series 2014-GC18, Class AS, 4.383%, 1/10/2047	128,870
185,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(b)	183,461
420,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 4.363%, 12/15/2047, 144A(b)	423,340
200,000	MedTrust, Series 2021-MDLN, Class C, 1-month LIBOR + 1.800%, 1.910%, 11/15/2038, 144A(c)	199,499
100,000	Morgan Stanley Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.277%, 10/15/2030, 144A	99,360
55,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class C, 4.763%, 10/15/2046(b)	54,653
495,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class C, 4.107%, 9/15/2049(b)	489,167
350,000	RBS Commercial Funding Trust, Series 2013-GSP, Class A, 3.834%, 1/15/2032, 144A(a)(b)	362,434
65,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class BEC, 4.813%, 5/10/2063, 144A(b)	62,353
41,796	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A	41,822
110,000	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.306%, 7/15/2046(b)	109,187
155,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class AS, 4.020%, 8/15/2050	158,480
88,931	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.425%, 3/15/2044, 144A(b)	42,438
145,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class B, 4.503%, 8/15/2046(b)	143,447
175,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	177,867
655,000	WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, 4.204%, 11/15/2047(b)	651,795

		4,728,365

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Paper – 0.4%
$552,000	Georgia-Pacific LLC, 7.250%, 6/01/2028(a)	$714,004
137,000	WestRock MWV LLC, 7.550%, 3/01/2047(g)(h)	214,761
104,000	WestRock MWV LLC, 8.200%, 1/15/2030	144,186

		1,072,951

	Pharmaceuticals – 0.4%
150,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	157,245
370,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	312,650
240,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	237,809
200,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	196,062

		903,766

	Property & Casualty Insurance – 0.8%
39,000	American International Group, Inc., 4.125%, 2/15/2024	41,415
1,286,000	Old Republic International Corp., 4.875%, 10/01/2024	1,400,487
555,000	Stewart Information Services Corp., 3.600%, 11/15/2031	561,975

		2,003,877

	REITs – Apartments – 0.0%
85,000	American Homes 4 Rent, 2.375%, 7/15/2031	83,303

	REITs – Office Property – 0.0%
85,000	Corporate Office Properties LP, 2.750%, 4/15/2031	84,513

	REITs – Shopping Centers – 0.0%
70,000	Brixmor Operating Partnership LP, 2.250%, 4/01/2028	69,627

	Retailers – 1.4%
2,680,000	Amazon.com, Inc., 0.450%, 5/12/2024(a)	2,653,469
650,000	AutoZone, Inc., 4.000%, 4/15/2030	727,248
125,000	Tapestry, Inc., 3.050%, 3/15/2032	125,735

		3,506,452

	Sovereigns – 1.7%
1,435,000	Mexico Government International Bond, 3.771%, 5/24/2061	1,321,793
930,000	Mexico Government International Bond, 4.280%, 8/14/2041	963,712
1,760,000	U.S. Department of Housing and Urban Development, Series A, 2.450%, 8/01/2022(a)	1,781,930

		4,067,435

	Supermarkets – 0.0%
39,000	Koninklijke Ahold Delhaize NV, 5.700%, 10/01/2040	52,921

	Supranational – 0.1%
22,620,000	International Finance Corp., 5.850%, 11/25/2022, (INR)(a)	305,937

	Technology – 4.9%
1,065,000	Avnet, Inc., 4.625%, 4/15/2026	1,167,309
240,000	Broadcom, Inc., 3.187%, 11/15/2036, 144A	239,582
915,000	Broadcom, Inc., 4.300%, 11/15/2032	1,028,255
890,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	925,943
155,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	144,925
250,000	CommScope, Inc., 4.750%, 9/01/2029, 144A	248,452
1,325,000	Equinix, Inc., 1.450%, 5/15/2026	1,298,704
885,000	Equinix, Inc., 2.000%, 5/15/2028	868,609
1,175,000	Equinix, Inc., 2.150%, 7/15/2030	1,142,208
130,000	Jabil, Inc., 1.700%, 4/15/2026	129,645
375,000	Jabil, Inc., 3.600%, 1/15/2030	403,251
330,000	Jabil, Inc., 3.950%, 1/12/2028	361,581
295,000	Marvell Technology, Inc., 2.450%, 4/15/2028	299,193
250,000	Marvell Technology, Inc., 2.950%, 4/15/2031	254,734
1,050,000	Microchip Technology, Inc., 0.972%, 2/15/2024	1,040,765
295,000	Microchip Technology, Inc., 0.983%, 9/01/2024, 144A	289,580
120,000	Micron Technology, Inc., 4.663%, 2/15/2030	138,297
155,000	Micron Technology, Inc., 5.327%, 2/06/2029	183,590
110,000	Open Text Holdings, Inc., 4.125%, 2/15/2030, 144A	113,300
295,000	Oracle Corp., 3.950%, 3/25/2051	306,242
545,000	TD SYNNEX Corp., 1.750%, 8/09/2026, 144A	531,126
630,000	TSMC Arizona Corp., 2.500%, 10/25/2031(a)	638,015
55,000	Western Digital Corp., 2.850%, 2/01/2029	55,530
35,000	Western Digital Corp., 3.100%, 2/01/2032	35,255

		11,844,091

	Transportation Services – 0.5%
300,000	Adani Ports & Special Economic Zone Ltd., 3.100%, 2/02/2031, 144A	285,681
210,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	217,899
562,000	ERAC USA Finance LLC, 6.700%, 6/01/2034, 144A	777,175

		1,280,755

	Treasuries – 7.6%
6,412(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2025, (BRL)	1,132,547
247,869(†††)	Mexican Fixed Rate Bonds, 6.750%, 3/09/2023, (MXN)	1,211,399
126,583(†††)	Mexican Fixed Rate Bonds, Series M 30, 8.500%, 11/18/2038, (MXN)	650,519

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
$5,045,000	U.S. Treasury Note, 0.125%, 12/31/2022(a)(i)	$5,029,431
3,205,000	U.S. Treasury Note, 0.125%, 4/30/2023(a)	3,187,848
2,500,000	U.S. Treasury Note, 0.125%, 8/31/2023(a)	2,478,027
4,890,000	U.S. Treasury Note, 0.500%, 11/30/2023	4,871,281

		18,561,052

	Wireless – 2.2%
1,250,000	American Tower Corp., 1.875%, 10/15/2030	1,181,204
50,000	American Tower Corp., 2.100%, 6/15/2030	48,142
280,000	Bharti Airtel Ltd., 3.250%, 6/03/2031, 144A	283,107
1,415,000	Crown Castle International Corp., 2.250%, 1/15/2031	1,378,563
55,000	Crown Castle International Corp., 3.300%, 7/01/2030	58,015
100,000	T-Mobile USA, Inc., 2.400%, 3/15/2029, 144A	100,968
180,000	T-Mobile USA, Inc., 2.700%, 3/15/2032, 144A	181,109
620,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	631,743
305,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	317,316
1,120,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	1,225,004

		5,405,171

	Wirelines – 0.1%
190,000	Verizon Communications, Inc., 2.850%, 9/03/2041	187,441

	Total Non-Convertible Bonds

	(Identified Cost $201,499,437)	205,730,666

Convertible Bonds – 1.4%

	Airlines – 0.1%
210,000	Southwest Airlines Co., 1.250%, 5/01/2025	279,930

	Cable Satellite – 0.3%
835,000	DISH Network Corp., 3.375%, 8/15/2026	790,372

	Consumer Cyclical Services – 0.2%
5,000	Expedia Group, Inc., Zero Coupon, 0.000%, 2/15/2026, 144A(j)	5,752
260,000	Peloton Interactive, Inc., Zero Coupon, 0.000%-1.734%, 2/15/2026, 144A(k)	220,350
225,000	Uber Technologies, Inc., Zero Coupon, 0.000%-1.922%, 12/15/2025(k)	222,518

		448,620

	Healthcare – 0.2%
520,000	Teladoc Health, Inc., 1.250%, 6/01/2027	473,525

	Media Entertainment – 0.1%
185,000	Twitter, Inc., Zero Coupon, 0.000%, 3/15/2026, 144A(j)	165,686

	Pharmaceuticals – 0.3%
150,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	156,840
465,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	485,042
130,000	Livongo Health, Inc., 0.875%, 6/01/2025	149,081

		790,963

	Technology – 0.2%
220,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025	416,768

	Total Convertible Bonds

	(Identified Cost $3,448,619)	3,365,864

Municipals – 0.3%

	Virginia – 0.3%
850,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046 (Identified Cost $502,217)	892,966

	Total Bonds and Notes

	(Identified Cost $205,450,273)	209,989,496

Collateralized Loan Obligations – 3.3%
395,000	522 Funding CLO Ltd., Series 2021-7A, Class D, 3-month LIBOR + 2.900%, 3.024%, 4/23/2034, 144A(c)	392,138
430,000	AIG CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 2.950%, 3.078%, 4/22/2034, 144A(c)	423,669
355,000	AIMCO CLO Ltd., Series 2017-AA, Class DR, 3-month LIBOR + 3.150%, 3.282%, 4/20/2034, 144A(c)	355,953
675,000	AIMCO CLO Ltd., Series 2021-14A, Class D, 3-month LIBOR + 2.900%, 3.032%, 4/20/2034, 144A(c)	669,637
600,000	Alinea CLO Ltd., Series 2018-1A, Class B, 3-month LIBOR + 1.650%, 1.782%, 7/20/2031, 144A(a)(c)	599,998
405,000	Basswood Park CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 2.650%, 2.782%, 4/20/2034, 144A(c)	404,997
455,000	Dryden 53 CLO Ltd., Series 2017-53A, Class B, 3-month LIBOR + 1.400%, 1.524%, 1/15/2031, 144A(a)(c)	453,215
535,000	Elmwood CLO II Ltd., Series 2019-2A, Class DR, 3-month LIBOR + 3.000%, 3.132%, 4/20/2034, 144A(c)	535,711

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Collateralized Loan Obligations – continued
$275,000	Elmwood CLO VIII Ltd., Series 2021-1A, Class D2, 3-month LIBOR + 2.850%, 2.982%, 1/20/2034, 144A(c)	$272,863
250,000	Galaxy XXV CLO Ltd., Series 2018-25A, Class B, 3-month LIBOR + 1.650%, 1.774%, 10/25/2031, 144A(a)(c)	250,043
250,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class B, 3-month LIBOR + 1.700%, 1.860%, 11/22/2031, 144A(a)(c)	250,103
105,316	Halcyon Loan Advisors Funding Ltd., Series 2014-3A, Class B1R, 3-month LIBOR + 1.700%, 1.828%, 10/22/2025, 144A(c)	105,317
255,000	Invesco CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 3.050% 3.174%, 4/15/2034, 144A(c)	254,997
625,000	Madison Park Funding X Ltd., Series 2012-10A, Class BR3, 3-month LIBOR + 1.600%, 1.732%, 1/20/2029, 144A(a)(c)	624,018
325,000	Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class DR, 3-month LIBOR + 2.900%, 3.024%, 4/15/2034, 144A(c)	322,502
250,000	Neuberger Berman CLO XX Ltd., Series 2015-20A, Class BRR, 3-month LIBOR + 1.650%, 1.774%, 7/15/2034, 144A(a)(c)	249,999
300,000	Octagon Investment Partners Ltd., Series 2018-18A, Class A2, 3-month LIBOR + 1.470%, 1.592%, 4/16/2031, 144A(a)(c)	298,242
250,000	Palmer Square CLO Ltd., Series 2013-2A, Class A2R3, 3-month LIBOR + 1.500%, 1.624%, 10/17/2031, 144A(a)(c)	248,758
250,000	Palmer Square CLO Ltd., Series 2013-2A, Class CR3, 3-month LIBOR + 2.700%, 2.824%, 10/17/2031, 144A(c)	249,640
360,000	Recette CLO Ltd., Series 2015-1A, Class BRR, 3-month LIBOR + 1.400%, 1.532%, 4/20/2034, 144A(a)(c)	353,679
275,000	Rockford Tower CLO Ltd., Series 2017-1A, Class DR2A, 3-month LIBOR + 3.250%, 3.382%, 4/20/2034, 144A(c)	274,826
310,000	Sixth Street CLO XVIII Ltd., Series 2021-18A, Class D, 3-month LIBOR + 2.900%, 3.032%, 4/20/2034, 144A(c)	307,763
255,000	Voya CLO Ltd., Series 2018-3A, Class B, 3-month LIBOR + 1.650%, 1.774%, 10/15/2031, 144A(a)(c)	253,844

	Total Collateralized Loan Obligations

	(Identified Cost $8,183,301)	8,151,912

Senior Loans – 0.1%

	Airlines – 0.1%
263,337	United Airlines, Inc., 2021 Term Loan B, 3-month LIBOR + 3.750%, 4.500%, 4/21/2028 (c)(l) (Identified Cost $262,146)	263,695

Shares

Common Stocks – 6.4%

	Aerospace & Defense – 0.2%
1,391	Lockheed Martin Corp.	494,375

	Air Freight & Logistics – 0.2%
2,048	United Parcel Service, Inc., Class B	438,968

	Beverages – 0.2%
8,314	Coca-Cola Co. (The)	492,272

	Biotechnology – 0.2%
3,795	AbbVie, Inc.	513,843

	Capital Markets – 0.4%
450	BlackRock, Inc.	412,002
4,366	Morgan Stanley	428,567

		840,569

	Communications Equipment – 0.2%
7,814	Cisco Systems, Inc.	495,173

	Electric Utilities – 0.4%
4,387	Duke Energy Corp.	460,196
5,141	NextEra Energy, Inc.	479,964

		940,160

	Electronic Equipment, Instruments & Components – 0.2%
15,999	Corning, Inc.	595,643

	Food & Staples Retailing – 0.2%
2,968	Walmart, Inc.	429,440

	Health Care Equipment & Supplies – 0.2%
3,145	Abbott Laboratories	442,627

	Health Care Providers & Services – 0.3%
923	Anthem, Inc.	427,848
588	UnitedHealth Group, Inc.	295,258

		723,106

	Hotels, Restaurants & Leisure – 0.2%
3,916	Starbucks Corp.	458,055

	Household Products – 0.2%
2,992	Procter & Gamble Co. (The)	489,431

	IT Services – 0.3%
1,166	Accenture PLC, Class A	483,365
932	Automatic Data Processing, Inc.	229,813

		713,178

	Machinery – 0.3%
1,863	Cummins, Inc.	406,395

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Fixed Income Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Machinery – continued
1,224	Deere & Co.	$419,697

		826,092

	Media – 0.2%
10,069	Comcast Corp., Class A	506,773

	Metals & Mining – 0.2%
8,259	Newmont Corp.	512,223

	Oil, Gas & Consumable Fuels – 0.3%
4,137	Chevron Corp.	485,477
11,897	Williams Cos., Inc. (The)	309,798

		795,275

	Pharmaceuticals – 0.5%
6,105	Bristol-Myers Squibb Co.	380,647
2,450	Johnson & Johnson	419,121
4,334	Merck & Co., Inc.	332,158

		1,131,926

	REITs – Diversified – 0.2%
1,603	American Tower Corp.	468,878

	Road & Rail – 0.2%
1,805	Union Pacific Corp.	454,734

	Semiconductors & Semiconductor Equipment – 0.2%
407	Broadcom, Inc.	270,822
1,343	Texas Instruments, Inc.	253,115

		523,937

	Software – 0.2%
1,301	Microsoft Corp.	437,552

	Specialty Retail – 0.1%
795	Home Depot, Inc. (The)	329,933

	Technology Hardware, Storage & Peripherals – 0.2%
3,057	Apple, Inc.	542,831

	Wireless Telecommunication Services – 0.4%
8,164	T-Mobile US, Inc.(m)	946,861

	Total Common Stocks

	(Identified Cost $12,931,692)	15,543,855

Preferred Stocks – 1.2%

Convertible Preferred Stocks – 1.1%

	Banking – 0.8%
1,095	Bank of America Corp., Series L, 7.250%	1,582,713
317	Wells Fargo & Co., Class A, Series L, 7.500%	472,498

		2,055,211

	Food & Beverage – 0.0%
229	Bunge Ltd., 4.875%	28,980

	Midstream – 0.3%
12,375	El Paso Energy Capital Trust I, 4.750%	626,051

	Total Convertible Preferred Stocks

	(Identified Cost $2,165,462)	2,710,242

Non-Convertible Preferred Stocks – 0.1%

	Electric – 0.1%
213	Connecticut Light & Power Co. (The), Series 1949, 2.200%	11,715
1,860	Union Electric Co., 4.500%	189,627

		201,342

	Total Non-Convertible Preferred Stocks

	(Identified Cost $104,765)	201,342

	Total Preferred Stocks

	(Identified Cost $2,270,227)	2,911,584

Principal Amount (‡)

Short-Term Investments – 2.2%

$5,242,884	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $5,242,884 on 1/03/2022 collateralized by $4,428,100 U.S. Treasury Inflation Indexed Note, 0.125% due 7/15/2030 valued at $5,347,854 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $5,242,884)	5,242,884

	Total Investments – 99.4%

	(Identified Cost $234,340,523)	242,103,426

	Other assets less liabilities—0.6%	1,386,657

	Net Assets – 100.0%	$243,490,083

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

(†)	See Note 2 of Notes to Financial Statements.

(††)	Amount shown represents units. One unit represents a principal amount of 1,000.

(†††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

(b)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2021 is disclosed.

(c)	Variable rate security. Rate as of December 31, 2021 is disclosed.

(d)	Fair valued by the Fund’s adviser. At December 31, 2021, the value of these securities amounted to $8,643 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.

(e)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Fixed Income Fund – continued

(f)	Perpetual bond with no specified maturity date.

(g)	Illiquid security. (Unaudited)

(h)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2021, the value of these securities amounted to $4,691,264 or 1.9% of net assets. See Note 2 of Notes to Financial Statements.

(i)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

(j)	Interest rate represents annualized yield at time of purchase; not a coupon rate.

(k)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.

(l)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 0.75%, to which the spread is added. See Note 10 of Notes to Financial Statements.

(m)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of Rule 144A holdings amounted to $81,916,957 or 33.6% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate

BRL	Brazilian Real
INR	Indian Rupee
MXN	Mexican Peso

At December 31, 2021, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	3/03/2022	BRL	S	3,431,000	$596,167	$607,490	$(11,323)

At December 31, 2021, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10-Year U.S. Treasury Note	3/22/2022	216	$31,332,679	$31,630,500	$(297,821)

Industry Summary at December 31, 2021

Banking	11.3%
ABS Car Loan	8.2
Treasuries	7.6
Technology	5.1
ABS Home Equity	4.7
Finance Companies	3.8
ABS Other	2.8
Cable Satellite	2.7
Independent Energy	2.4
Aerospace & Defense	2.3
Wireless	2.2
Life Insurance	2.1
Other Investments, less than 2% each	38.7
Collateralized Loan Obligations	3.3
Short-Term Investments	2.2

Total Investments	99.4
Other assets less liabilities (including forward foreign currency and futures contracts)	0.6

Net Assets	100.0%

See accompanying notes to financial statements.

39  |

Statements of Assets and Liabilities

December 31, 2021

	Bond Fund	Investment Grade Fixed Income Fund
ASSETS
Investments at cost	$7,304,839,184	$234,340,523
Net unrealized appreciation	216,652,612	7,762,903

Investments at value	7,521,491,796	242,103,426
Cash	11,703,996	—
Due from brokers (Note 2)	340,000	—
Foreign currency at value (identified cost $18,133,300 and $203,517, respectively)	17,543,053	196,892
Receivable for Fund shares sold	9,955,923	—
Receivable for securities sold	3,817,485	645,234
Dividends and interest receivable	59,133,109	1,604,630
Prepaid expenses (Note 8)	512	16

TOTAL ASSETS	7,623,985,874	244,550,198

LIABILITIES
Payable for securities purchased	13,676,002	9,219
Payable for Fund shares redeemed	11,934,741	—
Unrealized depreciation on forward foreign currency contracts (Note 2)	380,188	11,323
Payable to custodian bank (Note 9)	—	595,664
Payable for variation margin on futures contracts (Note 2)	1,594,812	57,360
Management fees payable (Note 6)	3,611,401	83,942
Deferred Trustees’ fees (Note 6)	2,680,963	217,539
Administrative fees payable (Note 6)	276,123	8,937
Payable to distributor (Note 6d)	57,409	—
Other accounts payable and accrued expenses	358,420	76,131

TOTAL LIABILITIES	34,570,059	1,060,115

NET ASSETS	$7,589,415,815	$243,490,083

NET ASSETS CONSIST OF:
Paid-in capital	$7,735,869,551	$234,123,847
Accumulated earnings (loss)	(146,453,736)	9,366,236

NET ASSETS	$7,589,415,815	$243,490,083

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:

Institutional Class:
Net assets	$5,776,108,781	$243,490,083

Shares of beneficial interest	423,990,594	20,522,600

Net asset value, offering and redemption price per share	$13.62	$11.86

Retail Class:
Net assets	$1,248,924,792	$—

Shares of beneficial interest	92,204,105	—

Net asset value, offering and redemption price per share	$13.55	$—

Admin Class shares:
Net assets	$44,561,593	$—

Shares of beneficial interest	3,303,563	—

Net asset value, offering and redemption price per share	$13.49	$—

Class N shares:
Net assets	$519,820,649	$—

Shares of beneficial interest	38,211,596	—

Net asset value, offering and redemption price per share	$13.60	$—

See accompanying notes to financial statements.

|  40

Statements of Operations

For the Year Ended December 31, 2021

	Bond Fund	Investment Grade Fixed Income Fund
INVESTMENT INCOME
Interest	$229,580,518	$6,687,455
Dividends	26,121,612	527,711
Less net foreign taxes withheld	(7,657)	—

	255,694,473	7,215,166

Expenses
Management fees (Note 6)	43,664,934	1,011,413
Service and distribution fees (Note 6)	3,556,586	—
Administrative fees (Note 6)	3,495,708	107,559
Trustees’ fees and expenses (Note 6)	560,345	45,051
Transfer agent fees and expenses (Notes 6 and 7)	5,209,746	2,727
Audit and tax services fees	64,064	56,831
Custodian fees and expenses	272,643	18,862
Legal fees (Note 8)	268,810	8,098
Registration fees	116,820	26,561
Shareholder reporting expenses	488,092	4,822
Miscellaneous expenses	319,285	36,919

Total expenses	58,017,033	1,318,843
Less waiver and/or expense reimbursement (Note 6)	(343,547)	—

Net expenses	57,673,486	1,318,843

Net investment income	198,020,987	5,896,323

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	5,872,185	10,949,704
Futures contracts	(48,190,606)	432,573
Forward foreign currency contracts (Note 2d)	(695,652)	(20,908)
Foreign currency transactions (Note 2c)	(112,810)	2,983
Net change in unrealized appreciation (depreciation) on:
Investments	100,201,748	(14,813,016)
Futures contracts	(7,867,073)	(297,821)
Forward foreign currency contracts (Note 2d)	(380,188)	(11,323)
Foreign currency translations (Note 2c)	(579,728)	(6,319)

Net realized and unrealized gain (loss) on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	48,247,876	(3,764,127)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$246,268,863	$2,132,196

See accompanying notes to financial statements.

41  |

Statements of Changes in Net Assets

	Bond Fund
	Year Ended December 31, 2021	Period Ended December 31, 2020(a)	Year Ended September 30, 2020
FROM OPERATIONS:
Net investment income	$198,020,987	$67,733,043	$350,697,733
Net realized loss on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	(43,126,883)	(482,687,417)	(134,729,218)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	91,374,759	886,217,833	(323,468,318)

Net increase (decrease) in net assets resulting from operations	246,268,863	471,263,459	(107,499,803)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(175,075,070)	(106,667,694)	(254,323,638)
Retail Class	(35,087,605)	(22,892,670)	(57,798,889)
Admin Class	(1,118,112)	(750,670)	(2,055,462)
Class N	(19,142,811)	(14,297,581)	(27,248,637)

Total distributions	(230,423,598)	(144,608,615)	(341,426,626)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(1,479,856,346)	(320,623,442)	(1,148,728,878)

Net increase (decrease) in net assets	(1,464,011,081)	6,031,402	(1,597,655,307)
NET ASSETS
Beginning of the year	9,053,426,896	9,047,395,494	10,645,050,801

End of the year	$7,589,415,815	$9,053,426,896	$9,047,395,494

(a)	For the three month period ended December 31, 2020 due to change in fiscal year.

See accompanying notes to financial statements.

|  42

Statements of Changes in Net Assets – continued

	Investment Grade Fixed Income Fund
	Year Ended December 31, 2021	Period Ended December 31, 2020(a)	Year Ended September 30, 2020
FROM OPERATIONS:
Net investment income	$5,896,323	$1,499,976	$7,485,556
Net realized gain (loss) on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	11,364,352	(2,030,417)	1,607,422
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	(15,128,479)	10,684,766	(233,984)

Net increase in net assets resulting from operations	2,132,196	10,154,325	8,858,994

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(14,203,351)	(10,169,387)	(7,664,904)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	2,871,287	23,575,859	(61,121,051)

Net increase (decrease) in net assets	(9,199,868)	23,560,797	(59,926,961)
NET ASSETS
Beginning of the year	252,689,951	229,129,154	289,056,115

End of the year	$243,490,083	$252,689,951	$229,129,154

(a)	For the three month period ended December 31, 2020 due to change in fiscal year.

See accompanying notes to financial statements.

43  |

Financial Highlights

For a share outstanding throughout each period.

	Bond Fund – Institutional Class
	Year Ended December 31, 2021		Period Ended December 31, 2020*		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$13.58		$13.10		$13.66	$13.57	$14.28	$14.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.34		0.10		0.48	0.55	0.49	0.53
Net realized and unrealized gain (loss)	0.09		0.59		(0.57)	0.08	(0.37)	0.28

Total from Investment Operations	0.43		0.69		(0.09)	0.63	0.12	0.81

LESS DISTRIBUTIONS FROM:
Net investment income	(0.39)		(0.14)		(0.45)	(0.50)	(0.54)	(0.43)
Net realized capital gains	—		(0.07)		(0.02)	(0.04)	(0.29)	(0.14)

Total Distributions	(0.39)		(0.21)		(0.47)	(0.54)	(0.83)	(0.57)

Net asset value, end of the period	$13.62		$13.58		$13.10	$13.66	$13.57	$14.28

Total return	3.23	%(b)	5.35	%(c)	(0.73)%	4.88%	0.97%	5.99%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,776,109		$6,630,032		$6,668,481	$8,071,961	$9,025,850	$9,785,854
Net expenses	0.67	%(d)	0.67	%(e)	0.67%	0.67%	0.66%	0.66%
Gross expenses	0.68%		0.67	%(e)	0.67%	0.67%	0.66%	0.66%
Net investment income	2.47%		3.02	%(e)	3.65%	4.12%	3.59%	3.80%
Portfolio turnover rate	87	%(f)	26	%(g)	25%	17%	7%	9%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(g)	The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

|  44

Financial Highlights – continued

For a share outstanding throughout each period.

	Bond Fund – Retail Class
	Year Ended December 31, 2021		Period Ended December 31, 2020*		Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$13.51		$13.03		$13.59	$13.49		$14.21	$13.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30		0.09		0.45	0.52		0.46	0.50
Net realized and unrealized gain (loss)	0.10		0.59		(0.57)	0.08		(0.38)	0.28

Total from Investment Operations	0.40		0.68		(0.12)	0.60		0.08	0.78

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)		(0.13)		(0.42)	(0.46)		(0.51)	(0.40)
Net realized capital gains	—		(0.07)		(0.02)	(0.04)		(0.29)	(0.14)

Total Distributions	(0.36)		(0.20)		(0.44)	(0.50)		(0.80)	(0.54)

Net asset value, end of the period	$13.55		$13.51		$13.03	$13.59		$13.49	$14.21

Total return	2.98	%(b)	5.31	%(c)	(0.99)%	4.72	%(b)	0.64%	5.75%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,248,925		$1,469,489		$1,474,316	$2,019,828		$2,520,105	$3,496,126
Net expenses	0.92	%(d)	0.92	%(e)	0.92%	0.91	%(f)	0.91%	0.91%
Gross expenses	0.93%		0.92	%(e)	0.92%	0.92%		0.91%	0.91%
Net investment income	2.22%		2.77	%(e)	3.41%	3.88%		3.33%	3.56%
Portfolio turnover rate	87	%(g)	26	%(h)	25%	17%		7%	9%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(h)	The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

45  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Bond Fund – Admin Class
	Year Ended December 31, 2021		Period Ended December 31, 2020*		Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$13.45		$12.97		$13.53	$13.44		$14.16	$13.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27		0.08		0.42	0.48		0.42	0.46
Net realized and unrealized gain (loss)	0.09		0.60		(0.58)	0.08		(0.38)	0.28

Total from Investment Operations	0.36		0.68		(0.16)	0.56		0.04	0.74

LESS DISTRIBUTIONS FROM:
Net investment income	(0.32)		(0.13)		(0.38)	(0.43)		(0.47)	(0.36)
Net realized capital gains	—		(0.07)		(0.02)	(0.04)		(0.29)	(0.14)

Total Distributions	(0.32)		(0.20)		(0.40)	(0.47)		(0.76)	(0.50)

Net asset value, end of the period	$13.49		$13.45		$12.97	$13.53		$13.44	$14.16

Total return	2.74	%(b)	5.26	%(c)	(1.24)%	4.40	%(b)	0.38%	5.51%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$44,562		$50,062		$51,040	$84,028		$121,683	$170,436
Net expenses	1.15	%(d)(e)	1.17	%(f)	1.17%	1.16	%(g)	1.16%	1.16%
Gross expenses	1.16	%(e)	1.17	%(f)	1.17%	1.17%		1.16%	1.16%
Net investment income	1.99%		2.52	%(f)	3.19%	3.63%		3.08%	3.31%
Portfolio turnover rate	87	%(h)	26	%(i)	25%	17%		7%	9%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes refund of prior year service fee of 0.02%. See Note 6b of Notes to Financial Statements.
(f)	Computed on an annualized basis for periods less than one year.
(g)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(i)	The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

|  46

Financial Highlights – continued

For a share outstanding throughout each period.

	Bond Fund – Class N
	Year Ended December 31, 2021		Period Ended December 31, 2020*		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$13.57		$13.08		$13.64	$13.55	$14.27	$14.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35		0.10		0.48	0.56	0.50	0.54
Net realized and unrealized gain (loss)	0.08		0.61		(0.56)	0.08	(0.38)	0.29

Total from Investment Operations	0.43		0.71		(0.08)	0.64	0.12	0.83

LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)		(0.15)		(0.46)	(0.51)	(0.55)	(0.44)
Net realized capital gains	—		(0.07)		(0.02)	(0.04)	(0.29)	(0.14)

Total Distributions	(0.40)		(0.22)		(0.48)	(0.55)	(0.84)	(0.58)

Net asset value, end of the period	$13.60		$13.57		$13.08	$13.64	$13.55	$14.27

Total return	3.22%		5.45	%(b)	(0.66)%	4.97%	0.97%	6.14%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$519,821		$903,844		$853,559	$469,234	$443,609	$224,074
Net expenses	0.61%		0.60	%(c)	0.60%	0.59%	0.59%	0.59%
Gross expenses	0.61%		0.60	%(c)	0.60%	0.59%	0.59%	0.59%
Net investment income	2.56%		3.08	%(c)	3.65%	4.20%	3.68%	3.83%
Portfolio turnover rate	87	%(d)	26	%(e)	25%	17%	7%	9%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.
(d)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(e)	The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

47  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Investment Grade Fixed Income Fund – Institutional Class
	Year Ended December 31, 2021		Period Ended December 31, 2020*		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$12.47		$12.48		$12.30	$12.20	$12.43	$12.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29		0.08		0.36	0.39	0.37	0.46
Net realized and unrealized gain (loss)	(0.19)		0.46		0.18	0.14	(0.22)	0.22

Total from Investment Operations	0.10		0.54		0.54	0.53	0.15	0.68

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)		(0.12)		(0.32)	(0.24)	(0.30)	(0.42)
Net realized capital gains	(0.41)		(0.43)		(0.04)	(0.19)	(0.08)	(0.25)

Total Distributions	(0.71)		(0.55)		(0.36)	(0.43)	(0.38)	(0.67)

Net asset value, end of the period	$11.86		$12.47		$12.48	$12.30	$12.20	$12.43

Total return	0.80%		4.38	%(b)(c)	4.53%	4.46%	1.27%	5.73%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$243,490		$252,690		$229,129	$289,056	$272,725	$412,235
Net expenses	0.52%		0.55	%(d)(e)	0.52%	0.50%	0.49%	0.49%
Gross expenses	0.52%		0.67	%(d)	0.52%	0.50%	0.49%	0.49%
Net investment income	2.33%		2.53	%(d)	2.93%	3.26%	3.03%	3.79%
Portfolio turnover rate	85	%(f)	30	%(g)	29%	11%	1%	3%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Computed on an annualized basis for periods less than one year.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(g)	The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

|  48

Notes to Financial Statements

December 31, 2021

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Bond Fund (the “Bond Fund”)

Loomis Sayles Investment Grade Fixed Income Fund (the “Investment Grade Fixed Income Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. In addition, Bond Fund also offers Retail Class, Admin Class and Class N shares.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Admin Class shares are primarily intended for employer-sponsored retirement plans and are offered exclusively through intermediaries. Class N shares do not pay a front-end sales charge, a contingent deferred sales charge (“CDSC”) or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000 for Bond Fund and $3,000,000 for Investment Grade Fixed Income Fund. Certain categories of investors are exempted from the minimum investment amounts for Class N and Institutional Class as outlined in the relevant Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class) and transfer agent fees are borne collectively for Institutional Class, Retail Class, and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities, senior loans and collateralized loan obligations where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair

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December 31, 2021

value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of December 31, 2021, securities held by the Funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Bond Fund	$144,814,096	1.9%	$4,324,396	0.1%
Investment Grade Fixed Income Fund	4,691,264	1.9%	8,643	Less than 0.1%

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Loan consent fees, upfront origination fees and/or amendment fees are recorded when received and included in interest income on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended December 31, 2021, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Bond Fund	$1,388,164
Investment Grade Fixed Income Fund	31,487

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

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Notes to Financial Statements – continued

December 31, 2021

d.  Forward Foreign Currency Contracts. A Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts. Forward foreign currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

e.  Futures Contracts. A Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  When-Issued and Delayed Delivery Transactions. A Fund may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of December 31, 2021.

g.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2021 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

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Notes to Financial Statements – continued

December 31, 2021

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

h.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as defaulted and/or non-income producing securities, premium amortization, convertible bonds, return of capital distributions received, capital gain distributions received, futures and forward foreign currency contract mark-to-market, and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, defaulted and/or non-income producing securities, return of capital distributions received, trust preferred securities, corporate actions, capital gain distributions received, foreign currency gains and losses, premium amortization, convertible bonds and futures and forward foreign currency contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2021 and period ended December 31, 2020 was as follows:

	2021 Distributions			2020 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Bond Fund	$230,423,598	$—	$230,423,598	$109,153,682	$35,454,933	$144,608,615
Investment Grade Fixed Income Fund	6,166,342	8,037,009	14,203,351	2,831,850	7,337,537	10,169,387

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Bond Fund	Investment Grade Fixed Income Fund
Undistributed ordinary income	$638,051	$35,519
Undistributed long-term capital gains	—	2,175,214

Total undistributed earnings	638,051	2,210,733

Capital loss carryforward:
Short-term:
No expiration date	(36,221,263)	—
Long-term:
No expiration date	(292,233,438)	—

Total capital loss carryforward	(328,454,701)	—

Unrealized appreciation	201,147,649	7,373,042

Total accumulated earnings (losses)	$(126,669,001)	$9,583,775

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December 31, 2021

As of December 31, 2021, unrealized appreciation (depreciation) as a component of distributable earnings was as follows:

	Bond Fund	Investment Grade Fixed Income Fund
Unrealized appreciation (depreciation)
Investments	$201,566,903	$7,365,801
Foreign currency translations	(419,254)	7,241

Total unrealized appreciation	$201,147,649	$7,373,042

As of December 31, 2021, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Bond Fund	Investment Grade Fixed Income Fund
Federal tax cost	$7,319,763,569	$234,724,065

Gross tax appreciation	$416,239,846	$10,987,052
Gross tax depreciation	(214,511,619)	(3,607,691)

Net tax appreciation	$201,728,227	$7,379,361

The difference between these amounts and those reported in the preceding table, if any, are primarily attributable to foreign currency mark-to-market.

i.  Senior Loans. A Fund’s investment in senior loans may be to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. A Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. The settlement period for senior loans is uncertain as there is no standardized settlement schedule applicable to such investments. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

j.  Collateralized Loan Obligations. A Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a type of asset-backed security designed to redirect the cash flows from a pool of leveraged loans to investors based on their risk preferences. Cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. The risk of an investment in a CLO depends largely on the type of the collateralized securities and the class of the instrument in which the Fund invests. The intent of the Funds when investing in CLOs is to purchase only higher level, investment grade level select tranches. CLOs outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

k.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2021, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

l.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below

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December 31, 2021

the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2021, neither Fund had loaned securities under this agreement.

m.  Due from Brokers. Transactions and positions in certain forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from broker balance in the Statements of Assets and Liabilities for Bond Fund represents cash pledged as collateral for forward foreign currency contracts. In certain circumstances the Funds’ use of cash held at brokers is restricted by regulation or broker mandated limits.

n.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

o.  New Accounting Pronouncement. In January 2021, the Financial Accounting Standards Board issued Accounting Standard Update 2021-01, Reference Rate Reform (Topic 848) (“ASU 2021-01”). ASU 2021-01 is an update of ASU 2020-04, which was issued in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), expected to occur no later than June 30, 2023. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2021-01 clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. Management expects to apply the optional expedients when appropriate.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Funds’ adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

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December 31, 2021

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2021, at value:

Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Independent Energy	$—	$248,038,260	$2,636,596	(b)	$250,674,856
Property & Casualty Insurance	—	17,325,023	1,687,800	(b)	19,012,823
All Other Non-Convertible Bonds(a)	—	5,580,159,017	—		5,580,159,017

Total Non-Convertible Bonds	—	5,845,522,300	4,324,396		5,849,846,696

Convertible Bonds(a)	—	434,252,467	—		434,252,467
Municipals(a)	—	96,876,256	—		96,876,256

Total Bonds and Notes	—	6,376,651,023	4,324,396		6,380,975,419

Senior Loans(a)	—	69,402,449	—		69,402,449
Collateralized Loan Obligations	—	224,981,184	—		224,981,184
Common Stocks
Chemicals	—	16,082,724	—		16,082,724
Software	14,418,039	129,222	—		14,547,261
All Other Common Stocks(a)	565,414,503	—	—		565,414,503

Total Common Stocks	579,832,542	16,211,946	—		596,044,488

Preferred Stocks
Convertible Preferred Stocks
Food & Beverage	—	1,824,598	—		1,824,598
Wireless	—	20,404,792	—		20,404,792
All Other Convertible Preferred Stocks(a)	94,691,107	—	—		94,691,107

Total Convertible Preferred Stocks	94,691,107	22,229,390	—		116,920,497

Non-Convertible Preferred Stocks
Electric	—	146,250	—		146,250
REITs – Office Property	—	2,897,500	—		2,897,500
REITs – Warehouse/Industrials	—	10,343,228	—		10,343,228
All Other Non-Convertible Preferred Stocks(a)	1,624,203	—	—		1,624,203

Total Non-Convertible Preferred Stocks	1,624,203	13,386,978	—		15,011,181

Total Preferred Stocks	96,315,310	35,616,368	—		131,931,678

Closed-End Investment Companies	2,316,313	—	—		2,316,313
Short-Term Investments	—	115,840,265	—		115,840,265

Total Investments	678,464,165	6,838,703,235	4,324,396		7,521,491,796

Futures Contracts (unrealized appreciation)	4,586,061	—	—		4,586,061

Total	$683,050,226	$6,838,703,235	$4,324,396		$7,526,077,857

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3		Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(380,188)	$—		$(380,188)
Futures Contracts (unrealized depreciation)	(12,453,134)	—	—		(12,453,134)

Total	$(12,453,134)	$(380,188)	$—		$(12,833,322)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser.

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December 31, 2021

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$11,538,274	$8,643	(b)	$11,546,917
All Other Non-Convertible Bonds(a)	—	194,183,749	—		194,183,749

Total Non-Convertible Bonds	—	205,722,023	8,643		205,730,666

Convertible Bonds(a)	—	3,365,864	—		3,365,864
Municipals(a)	—	892,966	—		892,966

Total Bonds and Notes	—	209,980,853	8,643		209,989,496

Collateralized Loan Obligations	—	8,151,912	—		8,151,912
Senior Loans(a)	—	263,695	—		263,695
Common Stocks(a)	15,543,855	—	—		15,543,855
Preferred Stocks
Convertible Preferred Stocks
Food & Beverage	—	28,980	—		28,980
All Other Convertible Preferred Stocks(a)	2,681,262	—	—		2,681,262

Total Convertible Preferred Stocks	2,681,262	28,980	—		2,710,242

Non-Convertible Preferred Stocks(a)	—	201,342	—		201,342

Total Preferred Stocks	2,681,262	230,322	—		2,911,584

Short-Term Investments	—	5,242,884	—		5,242,884

Total	$18,225,117	$223,869,666	$8,643		$242,103,426

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3		Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(11,323)	$—		$(11,323)
Futures Contracts (unrealized depreciation)	(297,821)	—	—		(297,821)

Total	$(297,821)	$(11,323)	$—		$(309,144)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2020 and/or December 31, 2021:

Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2021
Bonds and Notes
Non-Convertible Bonds
ABS Other	$26,341,487	(a)	$—	$(22,070,289)	$58,009,256	$1,276,391	$(63,556,845)	$—	$—	$—	$—
Finance Companies	1,205,500		—	—	—	—	—	—	(1,205,500)	—	—
Independent Energy	—		490,329	—	2,010,427	—	—	135,840	—	2,636,596	2,010,427
Property & Casualty Insurance	—		64,397	—	(3,299,347)	—	—	4,922,750	—	1,687,800	(3,299,347)

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December 31, 2021

Bond Fund

Asset Valuation Inputs – continued

Investments in Securities	Balance as of December 31, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2021
Common Stocks
Oil, Gas & Consumable Fuels	$4,623,706	(a)	$—	$(1,451,033)	$1,451,033	$—	$(4,623,706)	$—	$—	$—	$—
Preferred Stocks
Convertible Preferred Stocks
Energy	—	(a)	—	(148,975,606)	148,975,606	—	—	—	—	—	—
Warrants	10,234,074		—	—	5,124,205	10	(15,358,289)	—	—	—	—

Total	$42,404,767		$554,726	$(172,496,928)	$212,271,180	$1,276,401	$(83,538,840)	$5,058,590	$(1,205,500)	$4,324,396	$(1,288,920)

(a) Includes a security fair valued at zero by the Fund’s adviser using Level 3 inputs.

A debt security valued at $1,205,500 was transferred from Level 3 to Level 2 during the period ended December 31, 2021. At December 31, 2020, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security. At December 31, 2021, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Debt securities valued at $135,840 were transferred from Level 2 to Level 3 during the period ended December 31, 2021. At December 31, 2020, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2021, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service was unable to price the securities.

Debt securities valued at $4,922,750 were transferred from Level 2 to Level 3 during the period ended December 31, 2021. At December 31, 2020, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2021, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2021
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$9,201		$—	$28	$834	$—	$(1,420)	$—	$—	$8,643	$647
ABS Other	1,149,776		—	(175,943)	938,848	—	(1,912,681)	—	—	—	—
Preferred Stocks
Convertible Preferred Stocks
Energy	—	(a)	—	(316,709)	316,709	—	—	—	—	—	—

Total	$1,158,977		$—	$(492,624)	$1,256,391	$—	$(1,914,101)	$—	$—	$8,643	$647

(a) Includes a security fair valued at zero by the Fund’s adviser using Level 3 inputs.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts and futures contracts.

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December 31, 2021

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended December 31, 2021, the Funds engaged in forward foreign currency contracts for hedging purposes and to gain exposure to foreign currencies.

The Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income securities. The Funds will be subject to increased interest rate risk to the extent that they invest in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Funds may also use futures contracts to gain investment exposure. During the year ended December 31, 2021, the Funds used futures contracts to manage duration.

The following is a summary of derivative instruments for Bond Fund as of December 31, 2021, as reflected within the Statements of Assets and Liabilities:

Assets		Unrealized appreciation on futures contracts[1]
Exchange-traded asset derivatives
Interest rate contracts		$4,586,061

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]
Over-the-counter liability derivatives
Foreign exchange contracts	$(380,188)	$—
Exchange-traded liability derivatives
Interest rate contracts	—	(12,453,134)

Total liability derivatives	$(380,188)	$(12,453,134)

1 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Bond Fund during the year ended December 31, 2021, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$(48,190,606)
Foreign exchange contracts	(695,652)	—

Total	$(695,652)	$(48,190,606)

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$(7,867,073)
Foreign exchange contracts	(380,188)	—

Total	$(380,188)	$(7,867,073)

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Notes to Financial Statements – continued

December 31, 2021

The following is a summary of derivative instruments for Investment Grade Fixed Income Fund as of December 31, 2021, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]
Over-the-counter liability derivatives
Foreign exchange contracts	$(11,323)	$—
Exchange-traded liability derivatives
Interest rate contracts	—	(297,821)

Total liability derivatives	$(11,323)	$(297,821)

1 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Investment Grade Fixed Income Fund during the year ended December 31, 2021, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$432,573
Foreign exchange contracts	(20,908)	—

Total	$(20,908)	$432,573

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$(297,821)
Foreign exchange contracts	(11,323)	—

Total	$(11,323)	$(297,821)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets for the Funds, based on gross month-end or daily (as applicable) notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2021:

Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	0.32%	22.12%
Highest Notional Amount Outstanding	0.84%	34.60%
Lowest Notional Amount Outstanding	0.00%	13.60%
Notional Amount Outstanding as of December 31, 2021	0.27%	21.09%

Investment Grade Fixed Income Fund	Forwards	Futures
Average Notional Amount Outstanding	0.31%	8.84%
Highest Notional Amount Outstanding	0.78%	14.20%
Lowest Notional Amount Outstanding	0.00%	0.91%
Notional Amount Outstanding as of December 31, 2021	0.25%	12.99%

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Notional amounts outstanding at the end of the prior period, if applicable, are included in the average notional amount outstanding.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the

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December 31, 2021

agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of December 31, 2021, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Bond Fund

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(380,188)	$—	$(380,188)	$340,000	$(40,188)

Investment Grade Fixed Income Fund

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(11,323)	$—	$(11,323)	$—	$(11,323)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2021:

Fund	Maximum Amount of Loss — Gross	Maximum Amount of Loss — Net
Bond Fund	$77,238,299	$76,898,299
Investment Grade Fixed Income Fund	752,670	752,670

5.  Purchases and Sales of Securities. For the year ended December 31, 2021, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Bond Fund	$1,230,755,164	$1,828,819,200	$5,530,957,125	$5,494,108,194
Investment Grade Fixed Income Fund	43,481,494	90,186,204	161,828,438	114,773,833

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6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $3 Billion	Next $12 Billion	Next $10 Billion	Over $25 Billion
Bond Fund	0.60%	0.50%	0.49%	0.48%
Investment Grade Fixed Income Fund	0.40%	0.40%	0.40%	0.40%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2022, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, are net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2021, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Bond Fund	0.67%	0.92%	1.17%	0.62%
Investment Grade Fixed Income Fund	0.55%	—	—	—

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below both (1) a class’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class’ current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2021, the management fees for each Fund were as follows:

Fund	Gross Management Fees	Percentage of Average Daily Net Assets
Bond Fund	$43,664,934	0.54%
Investment Grade Fixed Income Fund	1,011,413	0.40%

For the year ended December 31, 2021, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Class N	Total
Bond Fund	$280,124	$61,304	$2,119	$—	$343,547

1 Expense reimbursements are subject to possible recovery until December 31, 2022.

No expenses were recovered for either Fund during the year ended December 31, 2021 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees. Natixis Distribution, LLC (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

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December 31, 2021

Pursuant to Rule 12b-1 under the 1940 Act, Bond Fund has adopted Distribution Plans relating to the Fund’s Retail Class shares (the “Retail Class Plan”) and Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plan, Bond Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, Bond Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sales of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Bond Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended December 31, 2021, the service and distribution fees for Bond Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Bond Fund	$108,182	$3,332,122	$116,282

For the year ended December 31, 2021, Natixis Distribution refunded Bond Fund $8,101 of prior year Admin Class service fees paid to Natixis Distribution in excess of amounts subsequently paid to securities dealers or financial intermediaries. Service and distribution fees on the Statements of Operations have been reduced by these amounts.

c.  Administrative Fees. Natixis Advisors, LLC (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2021, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Bond Fund	$3,495,708
Investment Grade Fixed Income Fund	107,559

d.  Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2021, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for Bond Fund were $4,929,030.

As of December 31, 2021, Bond Fund owes Natixis Distribution $57,409 in reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor).

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

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e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2022, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $210,000. All other Trustees fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trust.

f.  Affiliated Ownership. As of December 31, 2021, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of Bond Fund representing 0.44% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

g.  Affiliated Transactions. As a result of a business restructuring, Bond Fund received common shares of Lonestar Resources U.S., Inc. (the “Company”) constituting more than 5% of the voting securities of the Company. As such, the Company was considered to be an affiliate at December 31, 2020. During the fiscal year ended December 31, 2021, the Company, through a tax free combination, was merged into another entity and is no longer considered an affiliate. The cost basis of the Fund’s Company holding was transferred to the common shares received from the merger and there was no realized gain or loss recognized on the transaction. A summary of affiliated transactions for the year from January 1, 2021 to December 31, 2021, is as follows:

	Beginning Value	Purchase Cost	Sales Proceeds	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Ending Value	Investment Income
Lonestar Resources U.S., Inc.	$4,623,706	$—	$(4,623,706)	$—	$—	$—	$—	$—

7.  Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses for Bond Fund attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For year ended December 31, 2021, Bond Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Bond Fund	$4,242,120	$926,642	$32,317	$8,667

8.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

63  |

Notes to Financial Statements – continued

December 31, 2021

The Funds paid certain legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 8, 2021, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit.

For the year ended December 31, 2021, neither Fund had borrowings under this agreement.

9.  Payable to Custodian Bank. The Fund’s custodian bank, State Street Bank, provides overdraft protection to the Fund in the event of a cash shortfall. Cash overdrafts bear interest at a rate periodically determined by State Street Bank. At December 31, 2021, Investment Grade Fixed Income Fund had a payable of $595,664 to the custodian bank for an overdraft.

10.  Risk. Global markets have experienced periods of high volatility triggered by the Covid-19 pandemic. The impact of this pandemic and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Such effects could impair the Funds’ ability to maintain operational standards, disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments and negatively impact the Funds’ performance.

11.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2021, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
Investment Grade Fixed Income Fund	11	84.12%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

12.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Bond Fund

	Year Ended December 31, 2021		Period Ended December 31, 2020(a)

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	63,430,292	$861,382,436	17,958,709	$240,258,146
Issued in connection with the reinvestment of distributions	11,763,240	159,634,336	7,237,580	97,312,891
Redeemed	(139,302,701)	(1,889,100,821)	(46,174,027)	(616,268,376)

Net change	(64,109,169)	$(868,084,049)	(20,977,738)	$(278,697,339)

Retail Class
Issued from the sale of shares	7,703,691	$104,256,812	2,112,564	$28,122,287
Issued in connection with the reinvestment of distributions	2,512,309	33,903,326	1,659,270	22,184,198
Redeemed	(26,803,210)	(361,269,436)	(8,156,547)	(108,572,252)

Net change	(16,587,210)	$(223,109,298)	(4,384,713)	$(58,265,767)

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Notes to Financial Statements – continued

December 31, 2021

12.  Capital Shares – continued

	Bond Fund

	Year Ended December 31, 2021		Period Ended December 31, 2020(a)

Admin Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	662,627	$8,899,931	141,005	$1,869,144
Issued in connection with the reinvestment of distributions	82,224	1,104,976	55,811	743,230
Redeemed	(1,163,258)	(15,642,177)	(409,265)	(5,417,629)

Net change	(418,407)	$(5,637,270)	(212,449)	$(2,805,255)

Class N
Issued from the sale of shares	14,325,543	$193,905,266	5,413,969	$72,589,711
Issued in connection with the reinvestment of distributions	1,373,194	18,565,045	1,031,794	13,856,012
Redeemed	(44,112,725)	(595,496,040)	(5,062,581)	(67,300,804)

Net change	(28,413,988)	$(383,025,729)	1,383,182	$19,144,919

Decrease from capital share transactions	(109,528,774)	$(1,479,856,346)	(24,191,718)	$(320,623,442)

(a)	For the period October 1, 2020 through December 31, 2020 due to change in fiscal year.

	Year Ended September 30, 2020

Institutional Class	Shares	Amount
Issued from the sale of shares	120,708,487	$1,570,749,463
Issued in connection with the reinvestment of distributions	17,523,667	232,268,672
Redeemed	(220,002,206)	(2,875,026,445)

Net change	(81,770,052)	$(1,072,008,310)

Retail Class
Issued from the sale of shares	14,844,566	$195,224,157
Issued in connection with the reinvestment of distributions	4,247,554	56,079,112
Redeemed	(54,570,868)	(707,245,691)

Net change	(35,478,748)	$(455,942,422)

Admin Class
Issued from the sale of shares	988,190	$12,986,806
Issued in connection with the reinvestment of distributions	153,962	2,026,396
Redeemed	(3,417,499)	(43,720,128)

Net change	(2,275,347)	$(28,706,926)

Class N
Issued from the sale of shares	44,607,296	$587,746,459
Issued in connection with the reinvestment of distributions	2,000,372	26,407,717
Redeemed	(15,755,871)	(206,225,396)

Net change	30,851,797	$407,928,780

Decrease from capital share transactions	(88,672,350)	$(1,148,728,878)

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Notes to Financial Statements – continued

December 31, 2021

12.  Capital Shares – continued

	Investment Grade Fixed Income Fund

	Year Ended December 31, 2021		Period Ended December 31, 2020(a)

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,889,240	$35,421,008	1,437,694	$17,904,133
Issued in connection with the reinvestment of distributions	1,176,233	14,112,526	814,976	10,137,526
Redeemed	(3,812,371)	(46,662,247)	(349,545)	(4,465,800)

Net change	253,102	$2,871,287	1,903,125	$23,575,859

Increase from capital share transactions	253,102	$2,871,287	1,903,125	$23,575,859

(a) For the period October 1, 2020 through December 31, 2020 due to change in fiscal year.

	Year Ended September 30, 2020

Institutional Class	Shares	Amount
Issued from the sale of shares	2,019,833	$25,209,066
Issued in connection with the reinvestment of distributions	586,707	7,179,359
Redeemed	(7,736,662)	(93,509,476)

Net change	(5,130,122)	$(61,121,051)

Decrease from capital share transactions	(5,130,122)	$(61,121,051)

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund (two of the funds constituting Loomis Sayles Funds I, hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for the year ended December 31, 2021, the three month period ended December 31, 2020 and the year ended September 30, 2020, including the related notes, and the financial highlights for the year ended December 31, 2021, the three month period ended December 31, 2020 and for each of the four years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year ended December 31, 2021, the changes in each of their net assets for the year ended December 31, 2021, the three month period ended December 31, 2020 and the year ended September 30, 2020, and each of the financial highlights for the year ended December 31, 2021, the three month period ended December 31, 2020 and for each of the four years in the period ended September 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2022

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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2021 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended December 31, 2021, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Bond Fund	9.68%
Investment Grade Fixed Income	7.46%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2021.

Fund	Amount
Investment Grade Fixed Income	$8,037,009

Qualified Dividend Income. For the fiscal year ended December 31, 2021, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2021, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Bond Fund	9.70%
Investment Grade Fixed Income	7.38%

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Trustee and Officer Information

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the Trustees of the Trust and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Edmond J. English (1953)	Trustee since 2013 Chairperson of the Governance Committee and Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	55 Director, Burlington Stores, Inc. (retail) and Director, Rue Gilt Groupe, Inc. (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	55 Formerly, Director, Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of the Contract Review Committee	Retired	55 Director, Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); Formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member and Governance Committee Member	President, University of Massachusetts	55 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

69  |

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Maureen B. Mitchell (1951)	Trustee since 2017 Audit Committee Member and Governance Committee Member	Retired	55 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Audit Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	55 Director, FutureFuel.io (chemicals and biofuels)	Significant experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board since January 2021 Trustee since 2009 Ex Officio member of the Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	55 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member	Retired	55 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member and Governance Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance)

55

Trustee, Eastern Bank (bank); Director, Apartment Investment and Management Company (real estate investment trust); Formerly, Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee	Retired; Formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	55 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustees

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	55 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President of Loomis Sayles Funds I since 2008	President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	55 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The Trustees of the Trust serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trust
Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer Chief Legal Officer	Since May 2021 Since July 2021	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; Formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

71  |

(b)	Not Applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Martin T. Meehan, Ms. Maureen Mitchell, Mr. James Palermo, Mr. Peter J. Smail and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/20- 12/31/20	1/1/21- 12/31/21	10/1/20- 12/31/20	1/1/21- 12/31/21	10/1/20- 12/31/20	1/1/21- 12/31/21	10/1/20- 12/31/20	1/1/21- 12/31/21
Loomis Sayles Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund*	$77,464	$103,285	$—	$189	$6,482	$16,208	$—	$—

*	Due to a change in fiscal year end, 2020 reporting for Loomis Sayles Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund was for the period 10/1/20-12/31/20

1.	Audit-related fees consist of:

2020 & 2021 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2020 & 2021 – review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2020 and 2021 were $6,482 and $16,397, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and entities controlling, controlled by or under common control with Loomis Sayles (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/20- 12/31/20*	1/1/21- 12/31/21	10/1/20- 12/31/20	1/1/21- 12/31/21	10/1/20- 12/31/20	1/1/21- 12/31/21
Control Affiliates	$—	$—	$—	$—	$—	$—

*	Due to a change in fiscal year end, 2020 reporting for Loomis Sayles Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund was for the period 10/1/20-12/31/20

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis Sayles and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/20- 12/31/20*	1/1/21- 12/31/21
Control Affiliates	$1,646	$972

*	Due to a change in fiscal year end, 2020 reporting for Loomis Sayles Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund was for the period 10/1/20-12/31/20

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review by the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002, filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By:	/s/ Kevin Charleston
Name:	Kevin Charleston
Title:	President and Chief Executive Officer
Date:	February 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin Charleston
Name:	Kevin Charleston
Title:	President and Chief Executive Officer
Date:	February 22, 2022

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer and Principal Financial and Accounting Officer
Date:	February 22, 2022